UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21409

Pioneer Municipal High Income Advantage Fund, Inc.
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617)
742-7825
Date of fiscal year end: March 31, 2025
Date of reporting period: April 1, 2024 through March 31, 2025

Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1). The
Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Pioneer Municipal High Income Advantage Fund, Inc.
Annual Report | March 31, 2025

Ticker Symbol: MAV

visit us:

www.pioneerinvestments.com

Pioneer Municipal High Income Advantage Fund, Inc. |
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Portfolio Management Discussion  |  3/31/25
Note to Stockholders
:  Effective April 1, 2025, Victory Capital Management Inc. ("Victory Capital") serves as the Fund's investment adviser.  See Note 8 to the Financial Statements for more information.
On May 6, 2025, the Board of Directors of the Fund approved a plan of liquidation of the Fund.  The liquidation pursuant to the plan will be submitted to Fund stockholders for approval at a Special Meeting.  The Board recommends that stockholders of the Fund vote for the liquidation of the Fund at the Special Meeting. The Fund intends to file a proxy statement with the U.S. Securities and Exchange Commission with respect to the proposal to liquidate the Fund. Copies of the Fund’s proxy statement will also be mailed to each stockholder of record of the Fund. Stockholders are advised to read the Fund’s proxy statement when it is available because it will contain important information.
In the following interview, John (Jake) Crosby van Roden III and Prakash Vadlamani discuss the factors that affected the performance of Pioneer Municipal High Income Advantage Fund, Inc. during the twelve-month period ended March 31, 2025. Mr. van Roden, Managing Director and Director of Municipals and Mr. Vadlamani, Senior Vice President, Associate Portfolio Manager and Senior Credit Analyst, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the twelve-month period ended March 31, 2025?
A	Pioneer Municipal High Income Advantage Fund, Inc. returned 1.15% at net asset value (NAV) and 7.25% at market price during the twelve-month period ended March 31, 2025. During the same twelve-month period, the Fund’s benchmarks, the Bloomberg US Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index, returned 5.59% and 1.22% at NAV, respectively. The Bloomberg US Municipal High Yield Bond Index is an unmanaged measure of the performance of lower rated municipal bonds, while the Bloomberg Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Fund, the two indices do not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same twelve-month period, the average return at NAV of the 28 closed end funds in Morningstar’s Closed End High Yield Municipal category (which may or may not be leveraged)

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was 2.09%, and the average return at market price of the closed-end funds within the same Morningstar category was 6.40%. The shares of the Fund were selling at a 6.07% discount to NAV on March 31, 2025. Comparatively, the shares of the Fund were selling at a 11.41% discount to NAV on March 31, 2024. On March 31, 2025, the standardized 30-day SEC yield of the Fund’s shares was 4.83%*.
Q	Which of your investment strategies contributed positively to performance over the period?
A	The Fund’s primary objective is to provide a high level of current income to shareholders, exempt from regular federal income tax. The Fund’s income paying ability was maintained during the period through a series of thematic repositioning trades. Credit selection was a key positive contributor to the Fund's performance. The Fund was able to sell certain lower coupon bonds and reinvest proceeds of those sales into higher coupon bonds. In addition, the call structure of the portfolio was enhanced as short call bonds were sold and reinvested in municipal bonds with longer call dates. The Fund's credit profile favored a bias to lower quality, higher yielding securities as select A rated municipal bonds were sold in favor of attractive opportunities within BBB rated municipal bonds. The Fund's allocation to high yield municipal bonds was increased from 45% to the 55%, closer to the Fund's maximum limit of 60% in an effort to capture income enhancing opportunities in the current market environment.
Q	Which investment strategies detracted from the Fund’s benchmark-relative performance results during the 12-month period ended March 31, 2025?
A	The Fund carries leveraged exposure to the municipal bond market, The cost of the Fund's borrowing for leverage detracted from the Fund's benchmark-relative returns for the period. The Fund disposed of relatively illiquid tobacco MSA bonds, including zero coupon bonds, and reinvested proceeds into new issue municipal bonds and to the Commonwealth of Puerto Rico. The
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.
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Fund's prospectus limitations on investments in high single B and below rated municipal bonds caused the Fund's performance to lag relative to the Bloomberg Municipal High Yield Index, which does not have such limitations.
Q	Did the Fund’s distributions ** to stockholders change during the twelve-month period ended March 31, 2025?
A	The Fund’s monthly distribution rate increased from $0.310 to $0.325 per share in April 2024, and remained at that level through March 31, 2025. The increase in the Fund’s monthly distribution rate in the beginning of the period was due to a decrease in the cost of the leverage incurred by the Fund, following the reduction in leverage of the Fund in February of 2024. The amount of distributions made to stockholders during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund's net asset value ("NAV"). A portion of this accumulated net investment income was distributed to stockholders during the period. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
Q	Did the level of leverage in the Fund change during the twelve-month period March 31, 2025?
A	On March 31, 2025, 19.0% of the Fund’s total managed assets were financed by leverage obtained through the issuance of Variable Rate Muni Fund Term Preferred Shares, compared with 18.5% of the Fund’s total managed assets financed by leverage at the start of the period on April 1, 2024. The increase in the total managed assets financed by leverage resulted from a decrease in the value of the Fund's total managed assets. The interest rate on the Fund's leverage decreased by 21 basis points during the period from April 1, 2024 to March 31, 2025.
Q	Did the Fund have any exposure to derivatives during the twelve- month period ended March 31, 2025?
A	The Fund’s limited exposure to U.S. treasury futures had a negligible effect on benchmark relative performance.
**	Dividends/Distributions are not guaranteed

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Q	What is your investment outlook, and how is the Fund positioned heading into its new fiscal year?
A	Late last year, the US economy appeared to be headed for a remarkable soft landing. Domestic inflation was poised to continue its descent to the Fed’s 2% target without a significant rise in unemployment. The macroeconomic outlook, however, has changed significantly over the past couple of months, as the reality of higher US import tariffs is extrapolated into higher prices and lower inflation-adjusted spending in upcoming quarters. Inflation remains well above the Fed’s target, and proposed tariffs will likely push prices higher in the near-term. We do not expect the Fed to raise rates in response to higher inflation, as Chair Powell and other Fed officials view tariffs as having a transitory impact on inflation that does not justify tighter monetary policy. We believe that, more likely, inflation pressures will just lead the Fed to delay further cuts in the Federal Funds target rate. The FOMC will also likely be less willing to preemptively lower rates to avoid a growth slowdown. Committee members will likely need to see significant labor market weakness or other clear signs of a US recession before materially cutting the policy rate. With elevated policy uncertainty and greater risk of the Fed falling “behind the curve” to prevent a recession, we believe that the odds of recession have materially increased.
We generally expect credit stability in 2025. We believe potential policy shifts could create both credit negatives and credit positives. For example, some of these policy impacts may be felt in port issuers with broadly applied tariffs impacting bottom lines, hands-off energy policy could benefit traditional energy producing local agencies and states, while Medicaid and Medicare eligibility/reimbursement rate shifts could negatively impact smaller regional health care systems. Important to note is that these policies will take time to filter into the municipal market and will likely not be reflected until later in 2025 and beyond. Further, the stronger than expected economic growth experienced in 2024 generally has left issuers well positioned to weather policy shifts that may occur in 2025.
In terms of relative value, thematic trades centered around picking specific sectors will likely remain challenging in an
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evolving political landscape. Broadly speaking, we expect the AMT transportation sector, which includes airports and toll roads, to outperform. This sector typically is subject to Alternative Minimum Tax (AMT), but if the Tax Cuts and Jobs Act is to be renewed, it could provide a technical tailwind to the sector. There is likely room for spread compression in the sector if the tax code limits the number of individuals subject to the AMT. The prepaid gas sector is another area of interest. This sector stands to benefit from the Trump administration’s promise to deregulate the energy industry and to impose tariffs on non-US energy supply. On top of the regulatory tailwind, the sector issues into the longer end of the municipal yield curve, an area we find particularly attractive in today’s landscape.
On the opposite end of the spectrum is the healthcare/hospital sector, which performed well in 2024 but may be disadvantaged by the historically high credit spreads with which it entered 2025. Additionally, with the potential for significant Medicare and Medicaid policy shifts, systems with high exposure to these programs could see their budgets compress. We believe the correct sector focus shifts allocations from the hospital sector into the senior living subsector, specifically in systems that are less dependent on Medicaid payments from a credit fundamental standpoint. It will be necessary to remain nimble in the event that policy shifts substantially change the course for certain sectors.
Our goal is to invest the Fund in what we believe are fundamentally sound credits representing relative value opportunities, while maintaining an appropriate level of risk management. We also seek to avoid experiencing defaults in the Fund through our emphasis on fundamental research. We believe this steady, long-term approach remains the most effective way to identify opportunities and to help minimize the risk associated with investing in the high-yield municipal market.

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Please refer to the Schedule of Investments on pages 14 - 24 for a full listing of Portfolio securities.
All investments are subject to risk, including the possible loss of principal. In he past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in he bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than average risk.
The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.
Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.
The Fund currently uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.
The Fund is required to meet certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In
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order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Fund’s common shares over time, which is likely to result in a decrease in the market value of the Fund’s shares.
These risks may increase share price volatility.
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

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Portfolio Summary  |  3/31/25
Portfolio Diversification

(As a percentage of total investments)*
Portfolio Maturity

(As a percentage of total investments)*
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Portfolio Summary  |  3/31/25
(continued)
State Diversification

(As a percentage of total investments)*

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10 Largest Holdings

(As a percentage of total investments)*
1.	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B-2, 5.00%, 6/1/55	4.94%
2.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, 5.00%, 7/1/47 (144A)	4.50
3.	Arkansas Development Finance Authority, Green Bond, 5.45%, 9/1/52	3.97
4.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-1, 5.00%, 7/1/58	3.84
5.	Massachusetts Development Finance Agency, WGBH Educational Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	3.73
6.	New York Transportation Development Corp., John F. Kennedy International Airport New Terminal One Project, 5.50%, 6/30/60	3.64
7.	Iowa Finance Authority, Alcoa Inc. Projects, 4.75%, 8/1/42	2.65
8.	City of Houston Airport System Revenue, 4.00%, 7/15/41	2.59
9.	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.00%, 12/1/46 (144A)	2.30
10.	Commonwealth of Puerto Rico, Restructured Series A-1, 4.00%, 7/1/46	2.29
*  Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
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Prices and Distributions  |  3/31/25
Market Value per Common Share
^
	3/31/25	3/31/24
Market Value	$ 8.35	$ 8.15
Discount	(6.07)%	(11.41)%
Net Asset Value per Common Share^
	3/31/25	3/31/24
Net Asset Value	$8.89	$9.20
Distributions per Common Share*: 4/1/24 - 3/31/25
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
4/1/24 – 3/31/25	$0.3900	$—	$—
Yields
	3/31/25	3/31/24
30-Day SEC Yield	4.83%	3.31%
The data shown above represents past performance, which is no guarantee of future results.
^ Net asset value and market value are published in
Barron’s
on Saturday,
The Wall Street Journal
on Monday and
The New York Times
on Monday and Saturday. Net asset value and market value are published daily on the Fund’s website
at
www.pioneerinvestments.com
.
* The amount of distributions made to stockholders during the period was in excess of the net investment income earned by the Fund during the period.

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Performance Update  |  3/31/25
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Advantage Fund, Inc. during the periods shown, compared to that of the Bloomberg Municipal Bond Index and the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Return (As of March 31, 2025)
Period	Net Asset Value (NAV)	Market Price	Bloomberg Municipal Bond Index	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	1.76%	-0.87%	2.13%	4.25%
5 Years	-0.74	0.91	1.07	4.31
1 Year	1.15	7.25	1.22	5.59
Value of $10,000 Investment
Call 1-800-710-0935 or visit www.pioneerinvestments.com  for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
The Bloomberg Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg U.S. Municipal High Yield Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issue date later than 12/31/90, deal size over $20 million, maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
The indices do not employ leverage. You cannot invest directly in the indices.
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Schedule of Investments  |  3/31/25
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 120.8%
	Municipal Bonds — 120.8% of Net Assets(a)
	Alabama — 1.8%
2,500,000	Mobile County Industrial Development Authority, Calvert LLC Project, Series A, 5.00%, 6/1/54	$ 2,484,650
1,400,000	Mobile County Industrial Development Authority, Calvert LLC Project, Series B, 4.75%, 12/1/54	1,330,518
	Total Alabama	$ 3,815,168

	Arizona — 1.5%
1,325,000	Arizona Industrial Development Authority, Doral Academy Nevada Fire Mesa, Series A, 5.00%, 7/15/39	$ 1,312,784
1,965,000	Industrial Development Authority of the City of Phoenix, 3rd & Indian School Assisted Living Project, 5.40%, 10/1/36	1,796,894
	Total Arizona	$ 3,109,678

	Arkansas — 5.5%
1,500,000	Arkansas Development Finance Authority, Big River Steel Project, 4.75%, 9/1/49 (144A)	$ 1,453,440
10,000,000	Arkansas Development Finance Authority, Green Bond, 5.45%, 9/1/52	10,186,200
	Total Arkansas	$ 11,639,640

	California — 10.5%
10,000,000(b)	California County Tobacco Securitization Agency, Capital Appreciation, Stanislaus County, Subordinated, Series A, 6/1/46	$ 2,407,500
2,000,000(c)	California Educational Facilities Authority, Series V-5, 5.00%, 3/1/55	2,353,000
1,500,000	California Municipal Finance Authority, Series A, 5.25%, 11/1/52 (AGM Insured)	1,559,130
1,000,000	California Municipal Finance Authority, Westside Neighborhood School Project, 6.375%, 6/15/64 (144A)	1,067,940
300,000	California School Finance Authority, Envision Education – Obligated Group, Series A, 5.00%, 6/1/54 (144A)	294,975
600,000	California School Finance Authority, New Designs Charter School Project, Series A, 5.00%, 6/1/64 (144A)	568,686
1,875,000	California Statewide Communities Development Authority, Lancer Plaza Project, 5.875%, 11/1/43	1,877,756
2,000,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/58 (144A)	2,033,920
The accompanying notes are an integral part of these financial statements.

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Principal Amount USD ($)		Value
	California — (continued)
5,915,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.00%, 12/1/46 (144A)	$ 5,914,882
4,000,000	San Diego County Regional Airport Authority, Private Activity, Series B, 5.25%, 7/1/58	4,155,640
	Total California	$ 22,233,429

	Colorado — 1.7%
1,250,000	Colorado Educational & Cultural Facilities Authority, Ascent Classical Academy Charter Schools, Inc Project, 5.75%, 4/1/59 (144A)	$ 1,269,200
2,350,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	2,285,634
	Total Colorado	$ 3,554,834

	District of Columbia — 3.0%
500,000	District of Columbia, Union Market Project, Series A, 5.125%, 6/1/34 (144A)	$ 493,365
5,715,000	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40	5,841,530
	Total District of Columbia	$ 6,334,895

	Florida — 4.9%
600,000	Capital Projects Finance Authority, Navigator Academy Of Leadership Obligated Group Project, 5.00%, 6/15/54 (144A)	$ 560,460
940,000	Capital Projects Finance Authority, Navigator Academy Of Leadership Obligated Group Project, 5.00%, 6/15/64 (144A)	857,318
1,410,000	Capital Projects Finance Authority, Unionwest Properties LLC Project, Series A-1, 5.25%, 6/1/44 (144A)	1,445,617
500,000	Capital Trust Authority, Series A, 5.25%, 6/15/59 (144A)	477,550
750,000	Capital Trust Authority, Mason Classical Academy Project, Series A, 5.00%, 6/1/54 (144A)	724,208
850,000	Capital Trust Authority, Mason Classical Academy Project, Series A, 5.00%, 6/1/64 (144A)	798,124
750,000	City of Venice, Village On The Isle Project, Series A, 5.625%, 1/1/60 (144A)	755,197
825,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/49 (144A)	772,769
1,000,000	Florida Development Finance Corp., Brightline Florida Passenger Rail Project, 5.25%, 7/1/53 (AGM Insured)	1,030,020
1,000,000	Florida Development Finance Corp., Brightline Florida Passenger Rail Project, 5.50%, 7/1/53	1,013,750
The accompanying notes are an integral part of these financial statements.
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Schedule of Investments  |  3/31/25
(continued)
Principal Amount USD ($)		Value
	Florida — (continued)
500,000	Florida Development Finance Corp., The Henry Project, Series A-1, 5.25%, 6/1/54 (144A)	$ 493,580
1,000,000	Florida Development Finance Corp., The Henry Project, Series A-1, 5.25%, 6/1/59 (144A)	972,520
585,000	Miami-Dade County Industrial Development Authority, Academir Charter Schools, Inc., Project, Series A, 5.25%, 7/1/52 (144A)	560,155
	Total Florida	$ 10,461,268

	Hawaii — 0.3%
600,000	State of Hawaii Airports System Revenue, Series A, 5.50%, 7/1/54	$ 636,366
	Total Hawaii	$ 636,366

	Idaho — 0.9%
2,000,000	Power County Industrial Development Corp., FMC Corp. Project, 6.45%, 8/1/32	$ 2,005,500
	Total Idaho	$ 2,005,500

	Illinois — 5.9%
3,760,000(d)	Chicago Board of Education, Series A, 5.00%, 12/1/47	$ 3,544,778
1,000,000(d)	Chicago Board of Education, Series A, 7.00%, 12/1/46 (144A)	1,048,000
1,200,000(d)	Chicago Board of Education, Series D, 5.00%, 12/1/46	1,138,872
2,000,000(d)	Chicago Board of Education, Series H, 5.00%, 12/1/46	1,899,780
1,250,000	Chicago O'Hare International Airport, Senior Lien, Series A, 5.50%, 1/1/59	1,303,650
1,700,000	Chicago O'Hare International Airport, Senior Lien, Series B, 5.50%, 1/1/59	1,819,170
140,903(b)	Illinois Finance Authority, Cabs Clare Oaks Project, Series B-1, 11/15/52	14
54,417(c)(e)	Illinois Finance Authority, Clare Oaks Project, Series A-3, 4.00%, 11/15/52	8,707
2,000,000	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, 4.00%, 6/15/50	1,711,120
631,129(e)	Southwestern Illinois Development Authority, Village of Sauget Project, 5.625%, 11/1/26	132,221
	Total Illinois	$ 12,606,312

The accompanying notes are an integral part of these financial statements.

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Principal Amount USD ($)		Value
	Indiana — 0.8%
750,000	City of Valparaiso, Pratt Paper LLC Project, 5.00%, 1/1/54 (144A)	$ 750,585
1,000,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.125%, 7/1/37	1,004,290
	Total Indiana	$ 1,754,875

	Iowa — 4.1%
6,900,000	Iowa Finance Authority, Alcoa Inc. Projects, 4.75%, 8/1/42	$ 6,810,231
2,055,000	Iowa Tobacco Settlement Authority, Series A-2, 4.00%, 6/1/49	1,855,049
	Total Iowa	$ 8,665,280

	Louisiana — 2.8%
2,500,000	Louisiana Public Facilities Authority, I-10 Calcasieu River Bridge Public-Private Partnership Project, 5.50%, 9/1/59	$ 2,585,700
3,220,000	Louisiana Public Facilities Authority, I-10 Calcasieu River Bridge Public-Private Partnership Project, 5.75%, 9/1/64	3,390,853
	Total Louisiana	$ 5,976,553

	Massachusetts — 5.5%
370,000	Massachusetts Development Finance Agency, Gingercare Living Issue, Series A, 5.50%, 12/1/44 (144A)	$ 364,964
1,885,000	Massachusetts Development Finance Agency, Gingercare Living Issue, Series A, 5.875%, 12/1/60 (144A)	1,855,877
8,000,000	Massachusetts Development Finance Agency, WGBH Educational Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	9,575,600
	Total Massachusetts	$ 11,796,441

	Michigan — 2.4%
1,955,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 1,732,325
3,000,000	Michigan Finance Authority, The Henry Ford Health Detroit South Campus Central Utility Plant Project, 5.50%, 2/28/49	3,194,010
205,000	Michigan Public Educational Facilities Authority, Crescent Academy, 7.00%, 10/1/36	205,277
	Total Michigan	$ 5,131,612

The accompanying notes are an integral part of these financial statements.
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 |
3/31/25

Schedule of Investments  |  3/31/25
(continued)
Principal Amount USD ($)		Value
	Minnesota — 0.7%
650,000	City of Brooklyn Park, Prairie Seeds Academy Project, 5.25%, 6/15/64	$ 602,602
1,000,000	City of Ham Lake, DaVinci Academy, Series A, 5.00%, 7/1/47	908,140
	Total Minnesota	$ 1,510,742

	Montana — 0.3%
2,445,000(c)(e)	City of Hardin, Tax Allocation, Rocky Mountain Power, Inc., Project, 6.25%, 9/1/31	$ 552,570
1,000,000(e)	Two Rivers Authority, 7.375%, 11/1/27	15,000
	Total Montana	$ 567,570

	New York — 11.9%
2,000,000	Metropolitan Transportation Authority, Green Bond, Series C-1, 5.25%, 11/15/55	$ 2,049,040
2,500,000	Metropolitan Transportation Authority, Green Bond, Series D-2, 4.00%, 11/15/48	2,171,300
1,500,000	Metropolitan Transportation Authority Dedicated Tax Fund, Series B-1, 4.00%, 11/15/54	1,359,345
2,530,000	New York Counties Tobacco Trust IV, Settlement Pass-Through, Series A, 5.00%, 6/1/45	2,407,396
3,240,000	New York Counties Tobacco Trust VI, Series 2B, 5.00%, 6/1/45	3,118,144
1,700,000	New York Transportation Development Corp., 5.50%, 6/30/54	1,760,401
1,750,000	New York Transportation Development Corp., Green Bond, 5.375%, 6/30/60	1,774,640
230,000	New York Transportation Development Corp., JFK Airport Terminal 6 Redevelopment Project, Series A, 5.50%, 12/31/60	238,540
9,060,000	New York Transportation Development Corp., John F. Kennedy International Airport New Terminal One Project, 5.50%, 6/30/60	9,354,087
1,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, 5.00%, 7/1/56 (144A)	971,730
	Total New York	$ 25,204,623

	North Carolina — 2.2%
4,000,000	North Carolina Medical Care Commission, Carolina Meadows, 5.25%, 12/1/54	$ 4,214,200
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Principal Amount USD ($)		Value
	North Carolina — (continued)
200,000	North Carolina Medical Care Commission, Penick Village Project, Series A, 5.50%, 9/1/44	$ 204,230
220,000	North Carolina Medical Care Commission, Penick Village Project, Series A, 5.50%, 9/1/54	219,347
	Total North Carolina	$ 4,637,777

	Ohio — 8.5%
14,355,000	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B-2, 5.00%, 6/1/55	$ 12,671,158
1,500,000	County of Muskingum, Genesis Healthcare System Project , 5.00%, 2/15/44	1,497,465
1,985,000	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series B, 4.70%, 9/1/54 (GNMA/FNMA/FHLMC Insured)	1,867,806
2,000,000	State of Ohio, 5.00%, 12/31/39	2,000,880
	Total Ohio	$ 18,037,309

	Pennsylvania — 8.7%
500,000	Allentown Commercial and Industrial Development Authority, Executive Education Academy Charter School Project, 5.00%, 7/1/59 (144A)	$ 465,950
820,000	Allentown Neighborhood Improvement Zone Development Authority, City Center Project, 5.00%, 5/1/42 (144A)	821,419
1,500,000	Allentown Neighborhood Improvement Zone Development Authority, Waterfront - 30 E. Allen Street Project, Series A, 5.25%, 5/1/42 (144A)	1,492,500
1,000,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.25%, 10/15/47	941,870
300,000	Chester County Industrial Development Authority, Renaissance Academy Charter School Project, 4.50%, 10/1/64 (144A)	256,806
6,665,000	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, 4.00%, 9/1/49	5,782,887
2,000,000	Montgomery County Industrial Development Authority, The Haverford School Project, 4.00%, 3/1/49	1,753,220
3,335,000	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania, 4.00%, 8/15/49	2,962,380
2,500,000(c)	Philadelphia Authority for Industrial Development, 5.125%, 12/15/44 (144A)	2,317,500
500,000	Philadelphia Authority for Industrial Development, 5.50%, 6/1/49 (144A)	496,125
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Schedule of Investments  |  3/31/25
(continued)
Principal Amount USD ($)		Value
	Pennsylvania — (continued)
1,000,000	Philadelphia Authority for Industrial Development, Global Leadership Academy Charter School Project, Series A, 5.00%, 11/15/50	$ 846,760
470,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Project, Series A, 6.625%, 6/1/50	462,419
	Total Pennsylvania	$ 18,599,836

	Puerto Rico — 16.9%
462,343(c)	Commonwealth of Puerto Rico, 11/1/43	$ 291,276
2,375,679(d)	Commonwealth of Puerto Rico, Restructured Series A-1, 4.00%, 7/1/37	2,340,044
5,021,480(d)	Commonwealth of Puerto Rico, Restructured Series A-1, 4.00%, 7/1/41	4,619,762
6,810,000(d)	Commonwealth of Puerto Rico, Restructured Series A-1, 4.00%, 7/1/46	5,884,044
11,550,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, 5.00%, 7/1/47 (144A)	11,564,437
1,400,000(c)	Puerto Rico Industrial Development Co., 7.00%, 1/1/54	1,324,330
9,996,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-1, 5.00%, 7/1/58	9,846,060
	Total Puerto Rico	$ 35,869,953

	Rhode Island — 0.3%
1,355,000(e)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 542,000
	Total Rhode Island	$ 542,000

	South Carolina — 2.6%
550,000	South Carolina Jobs-Economic Development Authority, Beaufort Memorial Hospital & South Of Broad Healthcare Project, 5.75%, 11/15/54	$ 571,241
4,400,000(f)	Tobacco Settlement Revenue Management Authority, Series B, 6.375%, 5/15/30	5,027,000
	Total South Carolina	$ 5,598,241

	Tennessee — 0.3%
550,000	Knox County Health Educational & Housing Facility Board, University of Tennessee Project, Series B-1, 5.25%, 7/1/64 (BAM Insured)	$ 557,673
	Total Tennessee	$ 557,673

	Texas — 7.7%
300,000	Arlington Higher Education Finance Corp., Great Hearts America, Series A, 5.00%, 8/15/54	$ 280,899
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Principal Amount USD ($)		Value
	Texas — (continued)
490,000	Arlington Higher Education Finance Corp., LTTS Charter School, Universal Academy, 5.45%, 3/1/49 (144A)	$ 493,989
1,000,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.00%, 3/1/34	1,001,700
1,500,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.125%, 3/1/44	1,500,090
7,345,000	City of Houston Airport System Revenue, 4.00%, 7/15/41	6,639,806
1,000,000	City of Houston Airport System Revenue, Series A, 4.00%, 7/1/41	915,210
5,000,000(c)(e)	Greater Texas Cultural Education Facilities Finance Corp., 9.00%, 2/1/50 (144A)	3,050,000
2,430,000	Greater Texas Cultural Education Facilities Finance Corp., Texas Biomedical Research Institute Project, Series A, 5.25%, 6/1/54	2,519,934
	Total Texas	$ 16,401,628

	Utah — 0.5%
400,000	Mida Mountain Village Public Infrastructure District, Series 1, 5.125%, 6/15/54 (144A)	$ 379,364
600,000	Mida Mountain Village Public Infrastructure District, Series 2, 6.00%, 6/15/54 (144A)	619,398
	Total Utah	$ 998,762

	Virginia — 7.1%
1,000,000	Lynchburg Economic Development Authority, 3.00%, 1/1/51	$ 700,360
50,000	Tobacco Settlement Financing Corp., Series B-1, 5.00%, 6/1/47	45,872
1,000,000	Virginia Small Business Financing Authority, Senior Lien, 5.00%, 12/31/47	1,000,180
1,000,000	Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes LLC Project, 4.00%, 1/1/48	867,290
5,500,000	Virginia Small Business Financing Authority, Transform 66-P3 Project, 5.00%, 12/31/49	5,492,025
2,500,000	Virginia Small Business Financing Authority, Transform 66-P3 Project, 5.00%, 12/31/52	2,477,900
4,600,000	Virginia Small Business Financing Authority, Transform 66-P3 Project, 5.00%, 12/31/56	4,531,000
	Total Virginia	$ 15,114,627

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Schedule of Investments  |  3/31/25
(continued)
Principal Amount USD ($)		Value
	Washington — 0.2%
500,000	Washington State Housing Finance Commission, Radford Court And Nordhem Court Portfolio, 5.00%, 7/1/54	$ 506,115
	Total Washington	$ 506,115

	Wisconsin — 1.3%
750,000	Public Finance Authority, Roseman University Health Sciences Project, 5.875%, 4/1/45	$ 750,690
2,000,000	Public Finance Authority, Senior Lien-Puerto Rico Tollroads LLC, Series A, 5.75%, 7/1/54	2,093,440
	Total Wisconsin	$ 2,844,130

	Total Municipal Bonds (Cost $256,693,897)	$256,712,837

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 120.8% (Cost $256,693,897)	$256,712,837
	OTHER ASSETS AND LIABILITIES — (20.8)%	$ (44,205,030)
	net assets applicable to common stockholders — 100.0%	$212,507,807

AGM	Assured Guaranty Municipal Corp.
AMBAC	Ambac Assurance Corporation.
BAM	Build America Mutual Assurance Company.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At March 31, 2025, the value of these securities amounted to $48,462,550, or 22.8% of net assets applicable to common stockholders.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2025.
(d)	Represents a General Obligation Bond.
(e)	Security is in default.
(f)	Escrow to maturity.
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:
Revenue Bonds:
Development Revenue	21.1%
Transportation Revenue	20.7
Health Revenue	13.7
Tobacco Revenue	13.0
Education Revenue	12.5
Water Revenue	5.4
Other Revenue	5.1
Facilities Revenue	0.2
General Revenue	0.2
91.9%
General Obligation Bonds:	8.1%
100.0%
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
68	U.S. Long Bond (CBT)	6/18/25	$7,890,305	$7,975,125	$84,820
TOTAL FUTURES CONTRACTS			$ 7,890,305	$7,975,125	$84,820
CBT	Chicago Board of Trade.
Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2025, aggregated $86,124,533 and $86,660,747, respectively.
At March 31, 2025, the net unrealized appreciation on investments based on cost for federal tax purposes of $256,440,228 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 11,441,971
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,169,362)
Net unrealized appreciation	$ 272,609
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Schedule of Investments  |  3/31/25
(continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$ —	$256,712,837	$—	$256,712,837
Total Investments in Securities	$ —	$ 256,712,837	$ —	$ 256,712,837
Other Financial Instruments
Variable Rate MuniFund Term Preferred Shares (a)	$ —	$ (50,000,000)	$—	$ (50,000,000)
Net unrealized appreciation on futures contracts	84,820	—	—	84,820
Total Other Financial Instruments	$ 84,820	$ (50,000,000)	$ —	$ (49,915,180)
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
During the year ended March 31, 2025, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Statement of Assets and Liabilities  |  3/31/25
ASSETS:
Investments in unaffiliated issuers, at value (cost $256,693,897)	$256,712,837
Cash	1,838,408
Futures collateral	825,139
Variation margin for futures contracts	12,750
Distributions paid in advance	777,219
Receivables —
Interest	3,400,439
Other assets	101
Total assets	$263,566,893
LIABILITIES:
Variable Rate MuniFund Term Preferred Shares*	$ 50,000,000
Due to broker for futures	12,750
Payables —
Distributions	777,679
Directors’ fees	467
Management fees	51,906
Administrative expenses	30,368
Accrued expenses	185,916
Total liabilities	$ 51,059,086
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Paid-in capital	$284,214,601
Distributable earnings (loss)	(71,706,794)
Net assets	$212,507,807
NET ASSET VALUE PER COMMON SHARE:
Based on $212,507,807/23,914,439 common shares	$ 8.89
*   $100,000 liquidation value per share applicable to 500 shares.
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Statement of Operations
FOR THE YEAR ENDED 3/31/25
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 14,157,451
Total Investment Income		$ 14,157,451
EXPENSES:
Management fees	$ 1,620,548
Administrative expenses	74,027
Transfer agent fees	16,276
Stockholder communications expense	77,150
Custodian fees	2,559
Professional fees	330,829
Printing expense	19,146
Officers’ and Directors’ fees	9,517
Insurance expense	5,811
Interest expense	2,919,574
Miscellaneous	90,293
Total expenses		$ 5,165,730
Net investment income		$ 8,991,721
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(10,431,199)
Futures contracts	(304,827)	$(10,736,026)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 3,608,429
Futures contracts	(106,776)	$ 3,501,653
Net realized and unrealized gain (loss) on investments		$ (7,234,373)
Net increase in net assets resulting from operations		$ 1,757,348
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Statements of Changes in Net Assets
	Year Ended 3/31/25	Year Ended 3/31/24
FROM OPERATIONS:
Net investment income (loss)	$ 8,991,721	$ 9,308,711
Net realized gain (loss) on investments	(10,736,026)	(18,508,575)
Change in net unrealized appreciation (depreciation) on investments	3,501,653	13,054,389
Net increase in net assets resulting from operations	$ 1,757,348	$ 3,854,525
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
($0.39 and $0.35 per share, respectively)	$ (9,326,631)	$ (8,322,225)
Total distributions to common stockholders	$ (9,326,631)	$ (8,322,225)
Net decrease in net assets applicable to common stockholders	$ (7,569,283)	$ (4,467,700)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	$220,077,090	$224,544,790
End of year	$212,507,807	$ 220,077,090
	Year Ended 3/31/25 Common Shares	Year Ended 3/31/25 Amount	Year Ended 3/31/24 Common Shares	Year Ended 3/31/24 Amount
FUND SHARE TRANSACTIONS
Common Shares sold	—	$—	—	$—
Reinvestment of distributions	—	—	—	—
Less Common Shares repurchased	—	—	—	—
Net increase	—	$—	—	$—
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Statement of Cash Flows
FOR THE YEAR ENDED 3/31/25
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$ 1,757,348
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and restricted cash from operating activities:
Purchases of investment securities	$(86,124,532)
Proceeds from disposition and maturity of investment securities	86,684,025
Net sales of short term investments	3,040,355
Net accretion and amortization of discount/premium on investment securities	(1,175,288)
Net realized loss on investments in unaffiliated issuers	10,431,199
Change in unrealized appreciation on investments in unaffiliated issuers	(3,608,429)
Decrease in interest receivable	13,601
Increase in distributions paid in advance	(35,871)
Increase in other assets	(1)
Increase in variation margin for futures contracts	21,000
Increase in management fees payable	25,350
Decrease in directors’ fees payable	(1,040)
Decrease in due to broker for futures	(21,000)
Increase in administrative expenses payable	3,448
Decrease in accrued expenses payable	(29,760)
Net cash and restricted cash from operating activities	$ 10,980,405
Cash Flows Used In Financing Activities:
Distributions to stockholders	(9,290,300)
Net cash flows used in financing activities	$ (9,290,300)
NET INCREASE (DECREASE) IN CASH AND RESTRICTED CASH	$ 1,690,105
Cash and Restricted Cash:
Beginning of year*	$ 973,442
End of year*	$ 2,663,547
Cash Flow Information:
Cash paid for interest	$ 2,919,574
*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:
	Year Ended 3/31/25	Year Ended 3/31/24
Cash	$1,838,408	$125,590
Restricted cash	825,139	847,852
Total cash and restricted cash shown in the Statement of Cash Flows	$2,663,547	$973,442
The accompanying notes are an integral part of these financial statements

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Financial Highlights

	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21
Per Share Operating Performance
Net asset value, beginning of period	$ 9.20	$ 9.39	$ 10.75	$ 12.16	$ 11.77
Increase (decrease) from investment operations:(a)
Net investment income (loss)(b)	$ 0.38	$ 0.39	$ 0.41	$ 0.49	$ 0.53
Net realized and unrealized gain (loss) on investments	(0.30)	(0.23)	(1.28)	(1.38)	0.42
Net increase (decrease) from investment operations	$ 0.08	$ 0.16	$ (0.87)	$ (0.89)	$ 0.95
Distributions to stockholders:
Net investment income and previously undistributed net investment income	$ (0.39)*	$ (0.35)	$ (0.42)*	$ (0.52)*	$ (0.56)*
Tax return of capital	—	—	(0.07)	—	—
Total distributions	$ (0.39)	$ (0.35)	$ (0.49)	$ (0.52)	$ (0.56)
Net increase (decrease) in net asset value	$ (0.31)	$ (0.19)	$ (1.36)	$ (1.41)	$ 0.39
Net asset value, end of period	$ 8.89	$ 9.20	$ 9.39	$ 10.75	$ 12.16
Market value, end of period	$ 8.35	$ 8.15	$ 8.23	$ 9.83	$ 11.82
Total return at net asset value(c)	1.15%	2.49%(d)	(7.42)%	(7.54)%	8.60%
Total return at market value(c)	7.25%	3.59%	(11.26)%	(13.03)%	22.05%
Ratios to average net assets of stockholders:
Total expenses plus interest expense(e)(f)	2.35%	4.76%	3.40%	1.86%	1.82%
Net investment income	4.09%	4.32%	4.29%	4.02%	4.33%
Portfolio turnover rate	33%	16%	63%	11%	12%
Net assets of common stockholders, end of period (in thousands)	$212,508	$220,077	$224,545	$257,047	$290,614
Preferred shares outstanding (in thousands)(g)(h)(i)(j)	$ 50,000	$ 50,000	$140,000	$180,000	$180,000
Asset coverage per preferred share, end of period	$525,016	$540,154	$260,389	$242,804	$261,452
Average market value per preferred share(k)	$100,000	$100,000	$100,000	$100,000	$100,000
Liquidation value, including interest expense payable, per preferred share	$100,000	$100,000	$100,000	$100,000	$100,000
*	The amount of distributions made to stockholders during the year was in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of this accumulated net investment income was distributed to stockholders during the period. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Beginning March 31, 2020, distribution payments to preferred stockholders are included as a component of net investment income.
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Financial Highlights

(continued)
(c)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d)	For the year ended March 31, 2024, the Fund’s total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1B). The impact on the total return was less than 0.005%.
(e)	Includes interest expense of 1.33%, 3.47%, 2.09%, 0.56% and 0.64%, respectively.
(f)	Prior to March 31, 2020, the expense ratios do not reflect the effect of distribution payments to preferred stockholders.
(g)	The Fund redeemed 900 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 29, 2024.
(h)	The Fund redeemed 200 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on November 14, 2022.
(i)	The Fund redeemed 200 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on September 29, 2022.
(j)	The Fund issued 200 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 16, 2021.
(k)	Market value is redemption value without an active market.
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Notes to Financial Statements  |  3/31/25
1. Organization and Signiﬁcant Accounting Policies
Pioneer Municipal High Income Advantage Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on August 6, 2003. Prior to commencing operations on October 20, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek a high level of current income exempt from regular federal income tax, and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.
During the periods covered by these financial statements, Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., served as the Fund’s investment adviser (“Amundi US”). Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital”) serves as the Fund’s investment adviser. See Note 8.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivative risk management program, appoint a derivative risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The Fund’s Chief Executive Officer (CEO) has been identified as the Chief Operations
Pioneer Municipal High Income Advantage Fund, Inc. |
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Decision Maker (CODM) who assesses performance and allocates resources with respect to the Fund. The Fund’s operations constitute a single operating segment and therefore, a single reportable segment, because the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM manages the business activities using information of the Fund as a whole, and assesses performance of the Fund. The financial information provided to and reviewed by the CODM is the same as that presented within the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Fund’s

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investment adviser. The Fund’s investment adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Fund’s investment adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund’s investment adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage backed securities are amortized or accreted in proportion to the monthly paydowns.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if
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any, to its stockholders. Therefore, no provision for federal income taxes is required. As of March 31, 2025, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to stockholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At March 31, 2025, the Fund was permitted to carry forward indefinitely $2,993,527 of short-term losses and $69,318,513 of long-term losses.
The tax character of distributions paid during the years ended March 31, 2025 and March 31, 2024, was as follows:
	2025	2024
Distributions paid from:
Tax-exempt income	$11,652,095	$15,807,773
Ordinary income	594,110	67,364
Total	$12,246,205	$15,875,137
The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2025:
2025
Distributable earnings/(losses):
Undistributed ordinary income	$ 637,726
Undistributed tax-exempt income	472,590
Capital loss carryforward	(72,312,040)
Other book/tax temporary differences	(777,679)
Net unrealized appreciation	272,609
Total	$(71,706,794)
The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the mark to market on futures contracts, the book/tax differences in the accrual of income on securities in default, and discounts on fixed income securities.

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D.	Automatic Dividend Reinvestment Plan
All stockholders whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Stockholders may elect not to participate in the Plan. Stockholders not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying Equiniti Trust Company, the agent for stockholders in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a stockholder’s shares are held in the name of a brokerage firm, bank or other nominee, the stockholder can ask the firm or nominee to participate in the Plan on the stockholder’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the stockholder of record. A firm or nominee may reinvest a stockholder’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve stockholders from any federal, state or local taxes which may be due on dividends paid in
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any taxable year. Stockholders holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and

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financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China enters into military conflict with Taiwan, the Philippines or another neighbor, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund will invest substantially all of its assets in municipal securities. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including California and Massachusetts), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The Fund invests in below investment grade (high yield) municipal securities. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price
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volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s investment adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Fund’s investment adviser exercises control.

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Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Fund’s investment adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to effect share purchases or sales or receive distributions, loss of or unauthorized access to private stockholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
F.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the year ended March 31, 2025, the Fund had restricted cash in the form of futures collateral on the Statement of Assets and Liabilities.
G.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2025 is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to
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broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of long position futures contracts during the year ended March 31, 2025 was $14,465,643. Open futures contracts outstanding at March 31, 2025 are listed in the Schedule of Investments.
2. Investment Advisory Agreement
The Fund’s investment adviser manages the Fund’s portfolio. During the periods covered by these financial statements, Amundi US served as the Fund’s investment adviser. Management fees payable under the Fund’s Investment Management Agreement with Amundi US were calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended March 31, 2025, the management fee was 0.60% of the Fund’s average daily managed assets, which was equivalent to 0.74% of the Fund’s average daily net assets.
Effective April 1, 2025, Victory Capital serves as the Fund's investment adviser under an interim investment advisory agreement (the "Interim Advisory Agreement") (see note 8). The Interim Advisory Agreement will be in effect until the earlier of (i) stockholder approval of a new investment advisory agreement with Victory Capital or (ii) 150 days after April 1, 2025 (August 29, 2025). The terms of the Interim Advisory Agreement (including fees) are substantially the same as the terms of the Fund's investment advisory agreement with Amundi US. Investment advisory fees payable under the Interim Advisory Agreement will be held in escrow during the term of the Interim Advisory Agreement.  At the end of the 150-day period, Victory Capital will be paid the lesser of (a) its costs incurred in performing

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its services under the Interim Investment Advisory Agreement and (b) the total amount of the escrow account, plus interest earned, if stockholders of the Fund do not approve a new investment advisory agreement with Victory Capital.
In addition, under the management and administration agreements with Amundi US, certain other services and costs, including accounting, regulatory reporting and insurance premiums, were paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $51,906 in management fees payable to Amundi US at March 31, 2025.
3. Compensation of Directors and Officers
The Fund paid an annual fee to its Directors. Except for the chief compliance officer, the Fund did not pay any salary or other compensation to its officers. The Fund paid a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. The Fund’s investment adviser paid the remaining portion of the chief compliance officer’s compensation. For the year ended March 31, 2025, the Fund paid $9,517 in Officers’ and Directors’ compensation, which is reflected on the Statement of Operations as Officers’and Directors’ fees. At March 31, 2025, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $467.
4. Transfer Agent
During the periods covered by these financial statements, Equiniti Trust Company, LLC (“EQ”), formerly known as American Stock Transfer & Trust Company, served as the transfer agent with respect to the Fund’s common shares. The Fund pays EQ an annual fee as is agreed to from time to time by the Fund and EQ for providing such services.
In addition, during the periods covered by the financial statements the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to stockholder communications activities such as proxy and statement mailings, and outgoing phone calls.
5. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
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Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2025, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts^	$84,820	$ —	$ —	$ —	$ —
Total Value	$84,820	$—	$—	$—	$—

^	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and Statement of Cash Flows by risk exposure at March 31, 2025, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (304,827)	$ —	$ —	$ —	$ —
Total Value	$(304,827)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (106,776)	$ —	$ —	$ —	$ —
Total Value	$(106,776)	$—	$—	$—	$—

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6. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.
Transactions in common shares for the years ended March 31, 2025 and March 31, 2024 were as follows:
	3/31/25	3/31/24
Shares outstanding at beginning of year	23,914,439	23,914,439
Shares outstanding at end of year	23,914,439	23,914,439
The Fund may classify or reclassify any unissued shares into one or more series of preferred shares.
As of March 31, 2025, the Fund has outstanding 500 Variable Rate MuniFund Term Preferred Shares Series 2021 (“series 2021 VMTP Shares” or “VMTP Shares”). The Fund issued 1,600 VMTP Shares on February 16, 2018 and 200 VMTP Shares on February 16, 2021. The Fund redeemed 200 VMTP Shares on September 29, 2022, 200 VMTP Shares on November 14, 2022 and 900 VMTP Shares on February 29, 2024.
7. Variable Rate MuniFund Term Preferred Shares
The Fund has 500 shares issued and outstanding of Series 2021 VMTP Shares, with a liquidation preference of $100,000 per share. VMTP Shares are issued via private placement and are not publicly available.
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Optional Redemption Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if it fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date for the Fund’s Series 2021 VMTP Shares was extended from August 2, 2024 to August 2, 2027 on March 1, 2024. Six months prior to Term Redemption Date, the Fund is required to segregate liquid assets with the Fund’s custodian in an amount equal to at least 100% of the term redemption amount.
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-
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term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities since the shares have a stated mandatory redemption date.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes and are recorded as interest expense on the Statement of Operations) are declared daily, paid monthly and recorded as incurred. For the year ended March 31, 2025, interest expense on VMTP Shares amounted to $2,919,574. The dividend rate for the VMTP Shares is determined weekly. Unpaid dividends on VMTP Shares are recognized as “Interest Expense Payable” on the Statement of Assets and Liabilities. For the year ended March 31, 2025, there was no interest expense payable on VMTP Shares. From April 30, 2024 through March 31, 2025, the Series 2021 VMTP Shares paid an average dividend rate of 5.53% and the average liquidation value outstanding of VMTP Shares for the Fund during the year ended March 31, 2025, was $50,000,000.
The Fund did not incur any offering costs as a result of the offerings on February 16, 2018 and February 16, 2021.
Transactions in the Series 2021 VMTP Shares during the Fund’s current and prior reporting periods were as follows:
	Year Ended 3/31/25		Year Ended 3/31/24
	Shares	Amount	Shares	Amount
VMTP Shares issued	—	$ —	—	$ —
VMTP Shares redeemed	—	—	(900)	(90,000,000)
Net decrease	—	$ —	(900)	$(90,000,000)
8. Subsequent Events
Effective April 1, 2025, Amundi US, the Fund’s former investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of Victory Capital (the “Transaction”).
In connection with the Transaction, Fund stockholders were asked to approve a new investment advisory agreement with Victory Capital (the "New Agreement") at a special meeting originally scheduled for March 26, 2025 (the "Postponed Meeting"). The Fund postponed its meeting because it had not obtained a sufficient number of votes to approve the New Agreement.

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Because stockholders did not approve the New Agreement prior to the closing of the Transaction, the Fund entered into an interim investment advisory agreement (the "Interim Agreement") with Victory Capital, which was approved by the Board and took effect upon the closing of the Transaction. The Interim Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction (August 29, 2025).
After considering various options for the Fund, the Board has approved, and recommends that stockholders vote for, the liquidation of the Fund.
The Fund intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to the proposal to liquidate the Fund. Copies of the Fund’s proxy statement will also be mailed to each stockholder of record of the Fund. Stockholders are advised to read the Fund’s proxy statement when it is available because it will contain important information. When filed with the SEC, the proxy statement and other documents filed by the Fund will be available free of charge on the SEC website,
www.sec.gov
.
In light of the Board's approval of a plan of liquidation for the Fund and its recommendation that stockholders of the Fund vote for liquidation pursuant to the plan, the Postponed Meeting will not be rescheduled.
On May 6, 2025, the Board of the Fund amended the Fund's bylaws to remove Article II, Section 13. That repealed Article II, Section 13 made the Fund subject to the Maryland Control Share Acquisition Act, which had the effect of limiting the voting rights in certain circumstances of a person who acquires more than a certain level of ownership of the Fund’s common stock.
A monthly distribution was declared on April 4, 2025 of $0.0325 per common share payable April 30, 2025, to common stockholders of record on April 17, 2025.
Subsequent to March 31, 2025, dividends declared on VMTP Shares totaled $208,987 through April 29, 2025.
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Report of Independent Registered Public Accounting Firm
To the Board of Directors and the Stockholders of Pioneer Municipal High Income Advantage Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Advantage Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2025, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations and cash flows for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended March 31, 2023, 2022, and 2021 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 25, 2023.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the

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effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 30, 2025
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
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Additional Information
(unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 100.00%.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

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Investment Objectives, Principal Investment Strategies and Principal Risks (unaudited)
CHANGES OCCURRING DURING MOST RECENT FISCAL YEAR
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by stockholders or in the principal risk factors associated with investment in the Fund.
INVESTMENT OBJECTIVES
The Fund’s primary investment objective is to provide its common stockholders with a high level of current income exempt from regular federal income tax. Distributions of interest income from the Fund’s portfolio of municipal securities generally will be exempt from regular federal income tax. As a secondary investment objective, the Fund also may seek capital appreciation to the extent consistent with its primary objective. Distributions from sources other than interest income from the Fund’s portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax.
The Fund’s investment objectives and its policy with respect to investment in municipal securities are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest substantially all (at least 80%) of its assets (net assets plus borrowings for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax (“municipal securities”). Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities include private activity bonds, pre-refunded municipal securities and auction rate securities. The municipal securities in which the Fund invests may have fixed or variable principal payments and all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
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Although distributions of interest income from the Fund’s municipal securities generally are exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. The Fund is not limited in the portion of its assets that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax for individuals or entities that are subject to such tax. All interest on municipal securities may result in or increase a corporate stockholder’s liability for federal alternative minimum tax. stockholders should consult a tax adviser about whether an alternative minimum tax applies to them and about state and local taxes on their distributions from the Fund.
The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. In managing the Fund’s portfolio, the Adviser adjusts the portfolio’s duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund’s portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state levels and in-depth credit research conducted by the Adviser’s investment staff.
The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
Security selection
The Adviser anticipates that the Fund’s investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund’s investment objectives. In assessing the appropriate maturity, rating and sector weightings of the Fund’s portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.
The Adviser attempts to identify investment grade and below investment grade municipal securities that are trading at attractive valuations relative

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to the Adviser’s evaluation of the issuer’s credit worthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Adviser’s overall investment approach is both top-down and bottom-up. The Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities, and then bases the Fund’s overall sector and regional weightings on that determination. Once the Adviser establishes the overall regional and sector weightings, the Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Fund’s portfolio management team also maintains frequent contact with the Adviser’s investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent “market timing” or short-term trading. There can be no assurance that this process will be successful.
Duration management
The Adviser actively manages the duration of the Fund’s portfolio of municipal securities based primarily on the Adviser’s outlook for interest rates. The Adviser considers economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bond. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has a two year duration, then all other things being equal, the Fund will decrease in value by two percent if interest rates rise one percent. The Adviser modifies the average duration of the Fund’s portfolio in response to market conditions. The Adviser may employ certain strategies to reduce the Fund’s interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Adviser will do so or that such strategies will be successful.
Credit management
The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below investment grade municipal securities. At least 40% of the Fund’s portfolio of municipal
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securities will be rated investment grade at the time of acquisition (that is, rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Group (“S&P”) or, if unrated, determined by the Adviser to be of comparable credit quality). No more than 60% of the Fund’s portfolio of municipal securities will be rated below investment grade at the time of acquisition (that is, Ba or lower by Moody’s or BB or lower by S&P or, if unrated, determined by the Adviser to be of comparable credit quality). No more than 10% of the Fund’s portfolio of municipal securities will be rated at the time of acquisition B or lower by Moody’s and S&P or, if unrated, determined by the Fund’s investment adviser to be of comparable credit quality. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds” or “high yield securities.” They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer’s capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated Caa, Ca or C by Moody’s or CCC, CC or C by S&P are generally speculative to a high degree. These municipal securities may be in default or they may present elements of danger with respect to principal or interest. Generally, the issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitments on such municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.
The Adviser determines the allocation of the Fund’s assets among securities with different credit ratings depending upon the Adviser’s evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and non-investment grade securities widens, the Adviser will allocate a greater

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portion of the Fund’s assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund’s portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Fund’s investment in lower quality, non-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer’s credit quality and the relative value of its securities. Moreover, with respect to below investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below investment grade private activity bonds, the Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Fund payable by revenue derived from issuers followed by its staff focusing on below investment grade corporate issuers. The Adviser believes that a prudent blend of investment grade and non-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk. High yield municipal securities also have shown low correlation
to other asset classes, including corporate bonds, U.S. Treasury securities and equity securities, providing diversification potential to an investment portfolio.
Portfolio Contents
Municipal securities.
Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular
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facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities.
One or a small number of institutional investors such as the Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.
Although distributions of interest income from the Fund’s municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your common shares are not. You should consult your tax adviser as to whether the alternative minimum tax applies to you and as to whether you will be subject to state and local taxes on your distributions from the Fund.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, might materially and adversely affect the Fund.
The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry. Governmental issuers of municipal securities are not considered part of any industry.
The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional

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litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversely affect the tobacco industry, which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 25% of the Fund’s total assets.
Municipal leases and certificates of participation.
The Fund may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all
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or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Adviser, pursuant to guidelines adopted by the Board of Directors, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.
Municipal notes.
Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer

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of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
Tax-exempt commercial paper.
Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Pre-refunded municipal securities.
The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
Private activity bonds.
Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.
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Tender option bonds.
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax.  However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.
Auction rate securities.
The Fund may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction

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at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at a value equal to the liquidation preference, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities’ duration. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act.
Illiquid securities.
The Fund may invest in bonds or other municipal securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability easily to dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. The Fund may invest up to 20% of its total assets in illiquid investments. Such investments may affect the Fund’s ability to realize its net asset value in the event of a voluntary or involuntary liquidation of its assets.
Structured securities.
The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the reference. The terms of the structured securities may provide, in certain circumstances, that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Insured municipal securities.
The Fund may invest in “insured” municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and
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meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term.
Standby commitments.
In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or “liquidity put,” depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund.
Because the period prior to the put date is generally less than 365 days, the Fund generally values the municipal securities subject to standby commitments at amortized cost. The Board of Directors has adopted procedures pursuant to which the Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Fund’s net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.
Use of leverage by the Fund.
The Fund may use financial leverage on an ongoing basis for investment purposes. The Fund currently uses leverage through the issuance of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”). VMTP Shares are issued via private placement and are not publicly available. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies.  These include the possibility of higher volatility of both the net asset value

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of the Fund and the value of assets serving as asset coverage for the borrowing. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. The Adviser intends only to leverage the Fund when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage. The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser’s outlook for interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund’s leveraging strategy may not be successful.
Except for the Fund’s investment objectives and the Fund’s policy to invest at least 80% of its assets in municipal securities, the Fund’s investment strategies and policies may be changed from time to time without stockholder approval, unless specifically stated otherwise.
Other investments.
Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.
Zero coupon securities.
The Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Derivatives.
The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps, credit-linked notes and other derivatives. The Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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•	As a substitute for purchasing or selling securities
•	To attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the duration or credit quality of the Fund’s portfolio)
•	As a cash flow management technique
The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Other investment companies.
The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Subject to the limitations on investment in other investment companies, the Fund may invest in “ETFs.”
Repurchase agreements.
In a repurchase agreement, the Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

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PRINCIPAL RISKS
General.
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund may invest substantially in high yield debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Instruments in which the Fund invests may only have limited liquidity, or may be illiquid.
Market price of Common Shares.
Common shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after purchase, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.
Whether investors will realize a gain or loss upon the sale of the Fund’s Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the offering price for the shares.
Market risk.
The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial
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condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; increased government debt, inflation and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance.  In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value.  Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase

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market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally.  The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military.  These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict. If the political climate between the United States and China does not improve or continues to deteriorate, if China enters into military conflict with Taiwan, the Philippines, or another neighbor, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s
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investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.
High yield or “junk” bond risk.
Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than
higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Interest rate risk.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.
Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.
Credit risk.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Prepayment or call risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that

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normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.
Extension risk.
During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.
Risk of illiquid investments.
Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the Fund is forced to sell an illiquid asset or unwind a derivatives position, the Fund may suffer a substantial loss or may not be able to sell at all.
Portfolio selection risk.
The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the Adviser.
Municipal securities risk.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market. To the extent the Fund invests significantly in a single state, or in securities the payments on which are dependent upon a single
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project or source of revenues, or that relate to a sector or industry, including health care facilities, education, special revenues and housing, the Fund will be more susceptible to associated risks and developments.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The payment of principal and interest on private activity and industrial development revenue bonds is solely dependent on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities.
Taxable investment risk.
Although distributions of interest income from the Fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the Fund’s municipal securities could become subject to regular federal income tax or the AMT due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by

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regulatory authorities. You should consult a tax adviser about whether the AMT applies to you and about state and local taxes on your Fund distributions.
Risks of subordinated securities.
A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
U.S. Treasury obligations risk.
The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk.
The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk.
The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties,
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become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of investing in collateralized debt obligations.
Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.
Risks of instruments that allow for balloon payments or negative amortization payments.
Certain debt instruments allow for balloon payments or negative amortization payments.Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities.
These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to stockholders. Such distributions may be taxable when distributed to stockholders.
Derivatives risk
. Using swaps, forward foreign currency exchange contracts, bond and interest rate futures and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of

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the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to stockholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Synthetic municipal securities risk.
The tax-exempt character of the interest paid on tender option bonds, bond receipts and similar synthetic municipal securities, a type of derivative instrument, is based on the tax-exempt income stream from the collateral. In addition to the risks of investing in municipal securities and in derivatives generally, investments in synthetic municipal securities are subject to the risk that income derived from such securities is deemed to be taxable.
Risks of investing in inverse floating rate obligations.
The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Credit default swap risk.
Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
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Structured securities risk.
Structured securities may behave in ways not anticipated by the Fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the Fund.
Leveraging risk.
The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so.  New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage.  These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives.
The Fund may use financial leverage on an ongoing basis for investment purposes by issuing preferred shares. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. Since the Adviser’s fee is based on a percentage of the Fund’s managed assets, its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund.
Repurchase agreement risk.
In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk.
To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Valuation risk.
Nearly all of the Fund’s investments are valued using a fair value methodology.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.

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The ability to value the Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Cybersecurity risk.
Cybersecurity failures by and breaches of the Fund’s Adviser, transfer agent, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund stockholders from purchasing or selling shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private stockholder information, and result in financial losses to the Fund and its stockholders, regulatory fines, penalties, reputational damage, or additional compliance costs.  New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
Cash management risk.
The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. During such periods, it may be more difficult for the Fund to achieve its investment objective.
Anti-takeover provisions.
The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to provide its common stockholders with a high level of current income exempt from regular federal income tax. These provisions include staggered terms of service for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction.
Exclusive forum provisions.  The Fund’s Bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated
by the Fund’s stockholders and provide that claims relating to causes of action under the United States federal securities laws may only be brought in the
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United States District Court for the District of Maryland, Northern Division, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with the Fund or its directors, officers or the Fund’s agents, if any, and could discourage lawsuits against the Fund and its directors, officers and agents, if any.
The Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on the Fund’s behalf (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of the Fund’s directors, officers or other agents to the Fund or to the Fund’s stockholders, (d) any action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents arising pursuant to any provision of the MGCL or the Fund’s Charter or Bylaws or (e) any other action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents that is governed by the internal affairs doctrine. Furthermore, the Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the United States District Court for the District of Maryland, Northern Division shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the United States federal securities laws.
These exclusive forum provisions may limit the ability of the Fund’s stockholders to bring a claim in a judicial forum that such stockholders find favorable for disputes with the Fund or the Fund’s directors, officers, or agents, if any, which may discourage such lawsuits against the Fund and the Fund’s directors, officers, and agents, if any. Alternatively, if a court were to find the choice of forum provisions contained in the Fund’s Bylaws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions, which could materially adversely affect the Fund’s business, financial condition, and operating results.
Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
INVESTMENT RESTRICTIONS

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The following are the Fund’s fundamental investment restrictions. These restrictions, along with the Fund’s investment objectives, may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).
The Fund may not:
(1) Issue senior securities, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority jurisdiction.
(2) Borrow money, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority jurisdiction.
(3) Invest in real estate, except the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.
(4) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
(5) Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.
(6) Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.
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(7) Make any investment inconsistent with its classification as a diversified closed-end investment company (or series thereof) under the 1940 Act.
(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers.
(9) Under normal market conditions, the Fund will invest substantially all (at least 80%) of its assets (net assets plus borrowings for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax.
All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Directors without prior approval of the Fund’s outstanding voting shares.

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Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of leverage through preferred shares issued and outstanding as of March 31, 2025 as a percentage of the Fund’s total assets (which includes the assets attributable to such leverage), the annual dividend rate on the preferred shares as of March 31, 2025, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, the actual dividend rate payable on the preferred shares by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Preferred shares as a percentage of total managed assets (including assets attributable to preferred shares)	19.05%
Annual effective dividend rate payable by Fund on preferred shares	5.53%
Annual return Fund portfolio must experience (net of expenses) to cover dividend rate on preferred shares	1.05%
Common share total return for (10.00)% assumed portfolio total return	(13.65)%
Common share total return for (5.00)% assumed portfolio total return	(7.48)%
Common share total return for 0.00% assumed portfolio total return	(1.30)%
Common share total return for 5.00% assumed portfolio total return	4.88%
Common share total return for 10.00% assumed portfolio total return	11.05%
Common share total return is composed of two elements - investment income net of the Fund’s expenses, including any interest/dividends on assets resulting from leverage, and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.
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This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, the potential benefits of leveraging the Fund’s shares cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and principal investment strategies. The Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

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Approval of New Investment Advisory Agreement and Interim Investment Advisory Agreement with Victory Capital Management Inc.
Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s previous investment adviser, has been contributed to Victory Capital Holdings, Inc. (“Victory Capital Holdings”), the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). As a result of the Transaction, the Fund’s investment advisory agreement with Amundi US (the “Amundi US Investment Advisory Agreement”)  terminated automatically on April 1, 2025.
In connection with the Transaction, the Fund’s Board of Directors (the “Board” or the “Directors”) approved a new investment advisory agreement with Victory Capital (the “New Investment Advisory Agreement”) at a Board meeting held on December 16, 2024, subject to approval by the Fund’s stockholders. As of May 1, 2025, the Fund’s stockholders had not approved the New Investment Advisory Agreement.
At the December 16, 2024 Board meeting, the Board also approved an interim investment advisory agreement with Victory Capital (the “Interim Investment Advisory Agreement”) to take effect upon the closing of the Transaction in the event that additional time was needed to solicit stockholder approval of the New Investment Advisory Agreement.
The Board’s considerations in approving the New Investment Advisory Agreement and the Interim Investment Advisory Agreement are discussed below.
Board Evaluation of the New Investment Advisory Agreement and Interim Investment Advisory Agreement
The Board evaluated the Transaction and the New Investment Advisory Agreement and Interim Investment Advisory Agreement for the Fund.
At in-person meetings held on May 14-15, 2024, July 22-23, 2024, September 16-17, 2024, November 12-13, 2024, and December 16, 2024, the Board met to consider the Transaction, including the plan to contribute Amundi US to Victory Capital Holdings in exchange for Amundi Asset Management S.A.S. (“Amundi”) becoming a significant shareholder of Victory Capital Holdings, and to establish a long-term reciprocal distribution partnership between Amundi and Victory Capital. The Board was advised that the Transaction, if completed, would constitute a change
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of control under the 1940 Act that would result in the termination of the Amundi US Investment Advisory Agreement.
At these meetings, which included meetings of the full Board and separate meetings of the Independent Directors, and at video conferences of the Independent Directors held on May 23, 2024, June 24, 2024, August 19, 2024, October 29, 2024 and December 9, 2024, the Board or the Independent Directors, as the case may be, considered, among other things, whether it would be in the best interests of the Fund and its stockholders to approve the New Investment Advisory Agreement. To assist the Board in its consideration of the New Investment Advisory Agreement and the anticipated impacts of the Transaction on the Fund and its stockholders, Victory Capital provided materials and information about Victory Capital, including its financial condition and asset management capabilities and organization, and Victory Capital and Amundi provided materials and information about the proposed Transaction between Victory Capital and Amundi.
To assist the Board in its consideration of the New Investment Advisory Agreement, Victory Capital provided extensive information to the Board regarding the Transaction and the investment advisory services to be provided by Victory Capital under the New Investment Advisory Agreement.  Before and during the December 16, 2024 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with their consideration of the New Investment Advisory Agreement, the Independent Directors worked with their independent legal counsel to prepare requests for additional information that were submitted to Victory Capital and Amundi US. The Board’s requests for information sought information relevant to the Board’s consideration of the New Investment Advisory Agreement and other anticipated impacts of the Transaction on the Fund and its stockholders. In addition, the Board formed a Transaction Sub-Committee, comprised solely of Independent Directors, to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction.  The Board and the Transaction Sub-Committee met with senior management representatives of Victory Capital and Amundi US on numerous occasions to discuss various aspects of the Transaction, to review information provided to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction, and to make supplemental due diligence requests for additional information from Victory Capital and Amundi US with respect to the New Investment Advisory Agreement and the Transaction. Victory Capital and Amundi US provided documents and information in response to the requests from the Board and the Transaction Sub-Committee, as well as

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made presentations to, and responded to questions from, the Board and the Transaction Sub-Committee at various meetings.
Prior to voting on the New Investment Advisory Agreement, the Independent Directors reviewed the Transaction and the New Investment Advisory Agreement with representatives of Amundi US and Victory Capital, counsel to the Fund and counsel to the Independent Directors.  The Independent Directors also reviewed the Transaction and the New Investment Advisory Agreement with their counsel in private sessions at which no representatives of Amundi US, Victory Capital or counsel to the Fund were present.
The Board’s evaluation of the New Investment Advisory Agreement reflected the information provided specifically in connection with its review of the New Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 and at other Board meetings throughout the prior year.
Among other things, the Directors considered:
(i)    that, in the Transaction, Amundi US would be contributed to Victory Capital in exchange for shares of Victory Capital Holdings issued to Amundi without Amundi becoming a controlling stockholder of Victory Capital Holdings, and that Victory Capital and Amundi would establish a long-term reciprocal distribution partnership;
(ii)    representations by Victory Capital regarding the reputation, experience, financial strength and resources of Victory Capital and its investment franchises;
(iii)   that Victory Capital has informed the Board that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment management, risk management, administrative, compliance, legal and other services;
(iv)  that Victory Capital informed the Board that the portfolio managers of the Fund were expected to continue to act as portfolio managers of the Fund following the consummation of the transaction as members of Pioneer Investments, a planned Victory Capital investment franchise, managing the Fund using the same investment approach under which the Fund was previously managed, and the Board considered the historical investment performance record of the Fund under such investment approach;
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(v)  the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s legal and operational structure, risk management, administrative, legal, compliance and cybersecurity functions;
(vi)  that the Fund’s contractual advisory fee rate would remain the same and would not increase by virtue of the New Investment Advisory Agreement;
(vii)  the terms and conditions of the New Investment Advisory Agreement, including that the New Investment Advisory Agreement was substantially identical to the Amundi US Investment Advisory Agreement;
(viii)  the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement;
(ix)   that the Directors had recently approved the continuance of the Amundi US Investment Advisory Agreement with Amundi US at an in-person meeting held on September 17, 2024 and, in connection with the Directors’ review of the Amundi US Investment Advisory Agreement, received and considered full comparative fee and expense data;
(x)   Victory Capital’s plans to propose to transition from certain of the Fund’s current service providers, including fund administration, to the Victory Funds’ service providers following the consummation of the Transaction
(xi)  that Victory Capital had agreed with the Board that, for at least three years after the Transaction closes, Victory Capital would waive fees and/or reimburse expenses so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year at the time of the Transaction close, and that the contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating

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expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount;
(xii)  that Victory Capital did not expect to propose any changes to the investment objective(s) of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;
(xiii)  that Victory Capital had acquired and integrated several investment management companies;
(xiv)  the potential benefits to the stockholders of the Fund, including continuity of portfolio management and operating efficiencies due to the greater scale of Victory Capital that may be achieved from the Transaction;
(xv)   that Victory Capital and Amundi would each derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered;
(xvi)  that Victory Capital and Amundi had agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Fund; and
(xvii)  that the Fund would not bear the costs of obtaining stockholder approval of the New Investment Advisory Agreement, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated.
Certain of these considerations are discussed in more detail below.
The Directors also requested, obtained and considered the following information in connection with their evaluation of the Transaction and the New Investment Advisory Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the New Investment Advisory Agreement; and (ii) the Fund’s advisory fees and total expense ratios, the financial statements of Victory Capital, a profitability analysis provided by Victory Capital, and an analysis from Victory Capital as to possible economies of scale.  The Directors further considered, materials provided in connection with their review of the Amundi US Investment Advisory Agreement, including, for the Fund, information regarding the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In addition, the Directors considered the information provided at regularly scheduled meetings throughout the year regarding the Fund’s performance and risk attributes,
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including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings.
At the December 16, 2024, meeting, based on their evaluation of the information provided by Victory Capital and Amundi US, the Directors including the Independent Directors voting separately, approved the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund. In considering the New Investment Advisory Agreement for the Fund, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in their determinations. The Directors considered the same factors with respect to the Interim Investment Advisory Agreement for the Fund.
Nature, Extent and Quality of Services.
The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund and that were expected to be provided by Victory Capital to the Fund following the consummation of the Transaction, taking into account the investment objective(s) and principal investment strategies of the Fund.
The Board considered information provided by Victory Capital regarding its business and operating structure, scale of operations, leadership and reputation. The Board also considered the capabilities, resources, and personnel of Victory Capital, in order to determine whether Victory Capital was capable of providing the same level of investment management services provided to the Fund by Amundi US.  The Board received information regarding Victory Capital’s plans to integrate Amundi US investment personnel into Victory Capital as members of Pioneer Investments, a Victory Capital investment franchise. The Board noted that it had considered the qualifications of the portfolio managers at Amundi US at its September 17, 2024 Meeting.
The Directors considered Victory Capital’s representation that there would be no change to the investment approach under which the Fund would be managed under the New Investment Advisory Agreement.
The Board considered the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s compliance, risk management, cybersecurity and legal resources and personnel. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs, including information regarding the resources available to Victory Capital to provide the services specified under the New Investment Advisory Agreement. The Board also considered

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Victory Capital’s financial condition, and noted that Victory Capital was expected to be able to provide a high level of service to the Fund and continuously invest and re-invest in its investment management business.
The Directors considered that Amundi US previously supervised and monitored the performance of the Fund’s service providers and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations, and considered the personnel and resources that Victory Capital proposed to provide with respect to such services.  The Directors also considered that, as administrator, Amundi US was responsible for the administration of the Fund’s business and other affairs and that, post-Transaction, Victory Capital would be responsible for the administration of the Fund’s business and other affairs.  The Directors considered that the fees Victory Capital would charge for administration services are higher than the fees that Amundi US received as reimbursement for services rendered, and considered Victory Capital’s explanation of the reasons for the differences in administration fees charged by Victory Capital and Amundi US as well as the expense limitation arrangements proposed to be implemented for the Fund for at least three years following the completion of the Transaction.
The Directors considered that the terms and conditions of the New Investment Advisory Agreement were substantially similar to the terms and conditions of the Amundi US Investment Advisory Agreement, except for different execution dates, effective dates and termination dates. The Directors considered that the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement.
The Directors received and considered information regarding the Victory Funds’ key service providers, including custody, transfer agency and administration service providers, the fees charged by such service providers as compared to the fees charged by the Fund’s current service providers, and Victory Capital’s plans to propose the transition from certain of the Fund’s current service providers to the Victory Funds’ service providers following the consummation of the Transaction.
The Directors considered that Victory Capital had advised the Board that, notwithstanding the above, the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services
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provided to the Fund and its stockholders, including investment advisory, risk management, administrative, compliance, legal and other services, as a result of the Transaction.  In that regard, the Directors considered the statements by representatives of Victory Capital that they did not foresee major changes in the day-to-day investment management operations of the Fund as a direct result of the Transaction, and also considered the risk management, legal and compliance services that Victory Capital would provide with respect to the Fund.
Based on these considerations, the Directors concluded that the nature, extent and quality of services that are proposed to be provided by Victory Capital to the Fund would be satisfactory and consistent with the terms of the Investment Advisory Agreement.
Performance of the Fund.
In considering the Fund’s performance, the Directors regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  The Directors also regularly considered the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share.  They also discussed the Fund’s performance with Amundi US on a regular basis.  The Directors’ regular reviews and discussions factored into the Directors’ deliberations concerning the approval of the New Investment Advisory Agreement.
In addition, the Board considered that the Fund’s portfolio managers were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a Victory Capital investment franchise.  The Board also considered that no changes were proposed to the Fund’s investment objective(s) or principal investment strategies in connection with the Transaction and the New Investment Advisory Agreement.
Advisory Fee and Expenses.
The Directors noted that the advisory fee rate payable by the Fund was identical under the Amundi US Investment Advisory Agreement and the New Investment Advisory Agreement.  The Directors considered information received in connection with the Directors’ consideration of the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 showing the fees and expenses of the Fund in comparison to the advisory fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC

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(Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.
The Directors considered that the Fund’s advisory fee (based on managed assets) for the Fund’s fiscal year ended March 31, 2024  was in the second quintile relative to the advisory fees paid by other funds in its Strategic Insight peer group for the comparable period.  The Directors considered that the expense ratio (based on managed assets) of the Fund’s common stock for the most recent fiscal year was in the first quintile (including investment-related expenses) and in the fourth quintile (excluding investment-related expenses), in each case relative to its Strategic Insight peer group for the comparable period.  The Directors noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s common stock was in the fourth quintile (excluding investment-related expenses) relative to its Strategic Insight peer group.
The Directors also considered Victory Capital’s contractual commitment under the expense limitation agreement to waive fees and/or reimburse expenses for at least three years after the closing of the Transaction, so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year, at the time the Transaction closes. The Directors considered that the expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount.
The Directors also considered that Victory Capital does not manage closed-end funds except for the Pioneer closed-end funds.
The Directors concluded that the advisory fee payable by the Fund to Victory Capital under the New Investment Advisory Agreement was reasonable in relation to the nature and quality of the services to be provided by Victory Capital.
Profitability.
The Directors considered information provided by Victory Capital regarding the estimated profitability of Victory Capital with respect to the advisory services proposed to be provided by Victory Capital to the
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Fund, including the methodology used by Victory Capital in allocating certain of its costs to the management of the Fund.  The Directors also considered Victory Capital’s profit margins in connection with the overall operation of the Fund.  The Board considered the investments Victory Capital expected to make to support and grow the Pioneer funds brand and the costs to integrate the Amundi US/Pioneer Funds business into Victory Capital. The Board also considered information regarding Victory Capital’s profit margins with respect to the funds it currently manages. The Board considered Victory Capital’s representation that the fully integrated Amundi US/Pioneer Funds business, including investments to support ongoing growth, was expected to have a positive impact on Victory Capital’s overall financial profitability. The Directors considered Victory Capital’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Directors concluded that Victory Capital’s estimated profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale.
The Directors considered the extent to which Victory Capital may realize economies of scale or other efficiencies in managing and supporting the Fund.  Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.
Other Benefits.
The Directors considered the other benefits that Victory Capital may enjoy from its relationship with the Fund. The Directors considered the character and amount of fees to be paid by the Fund, other than under the New Investment Advisory Agreement, for services to be provided by Victory Capital and its affiliates. The Directors further considered the revenues and profitability of Victory Capital’s businesses other than the Fund business. To the extent applicable, the Directors also considered the potential benefits to the Fund and to Victory Capital and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Directors noted that the completion of the Transaction would result in a long-term reciprocal distribution partnership between Amundi and Victory Capital, and that Victory Capital may benefit from Amundi’s ability to market the services of Victory Capital globally, including in an increase of the overall scale of Victory Capital.  The Directors considered that the Transaction, if completed, would significantly increase Victory Capital’s assets under management and expand Victory Capital’s investment capabilities. The Directors considered that this increased size

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and diversification could facilitate Victory Capital’s continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets.  The Directors considered that Victory Capital and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition.  The Directors concluded that any such benefits received by Victory Capital as a result of its relationship with the Fund were reasonable.
Conclusion.
After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement.
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Directors, Officers and Service Providers

Investment Adviser and Administrator
Victory Capital Management Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
Equiniti Trust Company, LLC
Proxy Voting Policies and Procedures of the Fund
are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to stockholders at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Directors and Officers
The Fund’s Directors and officers as of April 1, 2025 are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Directors who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 Act (the “1940 Act”) are referred to as Interested Directors. Directors who are not interested persons of the Fund are referred to as Independent Directors.
The address for all Directors and all officers of the Funds is 60 State Street, Boston, Massachusetts 02109.

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Independent Directors
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Thomas J. Perna (74) Chairman of the Board and Director	Class III Director since 2006. Term expires in 2027.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	43	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
				Commission (2011 – 2015)
John E. Baumgardner, Jr. (74)* Director	Class I Director since 2019. Term expires in 2025.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	43	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
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Independent Directors
(continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Diane Durnin (68) Director	Class II Director since 2020. Term expires in 2026.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	43	None
Benjamin M. Friedman (80) Director	Class II Director since 2008. Term expires in 2026.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	43	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Craig C. MacKay (62) Director	Class III Director since 2021. Term expires in 2027.	Senior Advisor, England & Company, LLC (advisory firm) (2022 – present); Partner, England & Company, LLC (advisory firm) (2012 – 2022); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	43	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
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Independent Directors
(continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Lorraine H. Monchak (68) Director	Class I Director since 2015. Term expires in 2025.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	43	None

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3/31/25

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Fred J. Ricciardi (78) Director	Class III Director since 2014. Term expires in 2027.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	43	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Directors of the Fund.
Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Interested Director
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
David C. Brown (52)** Director	Class II Director since 2025. Term expires in 2026.	Chief Executive Officer and Chairman (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019- present)	159	None
** Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Officer During At Least The Past Five Years
Thomas Dusenberry (47) President	Since 2025. Serves at the discretion of the Board	Director, Fund Administration, Victory Capital; Treasurer and Principal Financial Officer (May 2023-present); Manager, Fund Administration, Victory Capital; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as President of Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Fund Officers
(continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Officer During At Least The Past Five Years
Scott A. Stahorsky (55) Vice President	Since 2025. Serves at the discretion of the Board	Director, Third-Party Dealer Services & Reg Administration, Fund Administration, Victory Capital (2023-present); Vice President, Victory Capital Transfer Agency, Inc. (2023- present); Manager, Fund Administration, Victory Capital 2015- 2023). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
Patricia McClain (62) Secretary	Since 2025. Serves at the discretion of the Board	Director, Regulatory Administration, Fund Administration, Victory Capital (2019-present). Ms. McClain also serves as Secretary of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Officer During At Least The Past Five Years
Carol D. Trevino (59) Treasurer	Since 2025. Serves at the discretion of the Board	Director, Financial Reporting, Fund Administration (2023- present); Director, Accounting and Finance, Victory Capital (2019-2023); Accounting/ Financial Director, USAA (2013-2019). Ms. Trevino also serves as Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
Christopher Ponte (40) Assistant Treasurer	Since 2025. Serves at the discretion of the Board	Director, Fund and Broker Dealer Finance, Fund Administration, (2023-present); Victory Capital Transfer Agency, Inc. (2023-present); Manager, Fund Administration, Victory Capital (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

Fund Officers
(continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Officer During At Least The Past Five Years
Sean Fox (48) Chief Compliance Officer	Since 2025. Serves at the discretion of the Board	Sr. Compliance Officer, Victory Capital (2019-Present); Compliance Officer, Victory Capital (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
D. Brent Rowse (43) Anti-Money Laundering Officers and Identity Theft Officer	Since 2025. Serves at the discretion of the Board	Sr. Compliance Officer, Victory Capital (2023-present); Compliance Officer, Victory Capital (2019-2023). Mr. Rowse also serves as the Anti-Money Laundering Compliance Officer and Identity Theft Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds, and the Anti-Money Laundering Compliance Officer for Victory Capital Services, Inc.	159	None

Pioneer Municipal High Income Advantage Fund, Inc. |
Annual
 |
3/31/25

How to Contact Victory Capital
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call Equiniti Trust Company, LLC (EQ) for:

Account Information
1-800-710-0935
Or write to EQ:

For
Write to
General inquiries, lost dividend checks,
Equiniti Trust
change of address, lost stock certificates,
Company, LLC
stock transfer
Operations Center
6201 15th Ave.
Brooklyn, NY 11219
Dividend reinvestment plan (DRIP)
Equiniti Trust
Company, LLC
Wall Street Station
P.O. Box 922
New York, NY 10269-0560
Website
https://equiniti.com/us
For additional information, please contact your investment adviser or visit our web site www.pioneerinvestments.com.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Stockholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Victory Capital Management Inc.
60 State Street
Boston, MA 02109
vcm.com
© 2025 Victory Capital Management Inc. 19205-19-0525

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $48,300 payable to Deloitte & Touche LLP for the year ended March 31, 2025 and $47,300 for the year ended March 31, 2024.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Deloitte & Touche LLP for tax services of $9,000 and $10,500 during the fiscal years ended March 31, 2025 and 2024, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2025 or 2024.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general

Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2025 and 2024, there were no services provided to an affiliate that required the Fund’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Deloitte & Touche LLP for tax services of $9,000 and $10,500 during the fiscal years ended March 31, 2025 and 2024, respectively.

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 7

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Included in Item 1

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

N/A

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Directors’ fees paid by the Fund are within Item 1. Statement of Operations as Directors’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

Approval of New Investment Advisory

Agreement and Interim Investment Advisory

Agreement with Victory Capital

Management Inc.

Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s previous investment adviser, has been contributed to Victory Capital Holdings, Inc. (“Victory Capital Holdings”), the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). As a result of the Transaction, the Fund’s investment advisory agreement with Amundi US (the “Amundi US Investment Advisory Agreement”) terminated automatically on April 1, 2025. In connection with the Transaction, the Fund’s Board of Directors (the “Board” or the “Directors”) approved a new investment advisory agreement with Victory Capital (the “New Investment Advisory Agreement”) at a Board meeting held on December 16, 2024, subject to approval by the Fund’s stockholders. As of May 1, 2025, the Fund’s stockholders had not approved the New Investment Advisory Agreement. At the December 16, 2024 Board meeting, the Board also approved an interim investment advisory agreement with Victory Capital (the “Interim Investment Advisory Agreement”) to take effect upon the closing of the Transaction in the event that additional time was needed to solicit stockholder approval of the New Investment Advisory Agreement. The Board’s considerations in approving the New Investment Advisory Agreement and the Interim Investment Advisory Agreement are discussed below.

Board Evaluation of the New Investment Advisory Agreement and Interim Investment Advisory Agreement

The Board evaluated the Transaction and the New Investment Advisory Agreement and Interim Investment Advisory Agreement for the Fund. At in-person meetings held on May 14-15, 2024, July 22-23, 2024, September 16-17, 2024, November 12-13, 2024, and December 16, 2024, the Board met to consider the Transaction, including the plan to contribute Amundi US to Victory Capital Holdings in exchange for Amundi Asset Management S.A.S. (“Amundi”) becoming a significant shareholder of Victory Capital Holdings, and to establish a long-term reciprocal distribution partnership between Amundi and Victory Capital. The Board was advised that the Transaction, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Amundi US Investment Advisory Agreement.

At these meetings, which included meetings of the full Board and separate meetings of the Independent Directors, and at video conferences of the Independent Directors held on May 23, 2024, June 24, 2024, August 19, 2024, October 29, 2024 and December 9, 2024, the Board or the Independent Directors, as the case may be, considered, among other things, whether it would be in the best interests of the Fund and its stockholders to approve the New Investment Advisory Agreement. To assist the Board in its consideration of the New Investment Advisory Agreement and the anticipated impacts of the Transaction on the Fund and its stockholders, Victory Capital provided materials and information about Victory Capital, including its financial condition and asset management capabilities and organization, and Victory Capital and Amundi provided materials and information about the proposed Transaction between Victory Capital and Amundi.

To assist the Board in its consideration of the New Investment Advisory Agreement, Victory Capital provided extensive information to the Board regarding the Transaction and the investment advisory services to be provided by Victory Capital under the New Investment Advisory Agreement. Before and during the December 16, 2024 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with their consideration of the New Investment Advisory Agreement, the Independent Directors worked with their independent legal counsel to prepare requests for additional information that were submitted to Victory Capital and Amundi US. The Board’s requests for information sought information relevant to the Board’s consideration of the New Investment Advisory Agreement and other anticipated impacts of the Transaction on the Fund and its stockholders. In addition, the Board formed a Transaction Sub-Committee, comprised solely of Independent Directors, to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction. The Board and the Transaction Sub- Committee met with senior management representatives of Victory Capital and Amundi US on numerous occasions to discuss various aspects of the Transaction, to review information provided to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction, and to make supplemental due diligence requests for additional information from Victory Capital and Amundi US with respect to the New Investment Advisory Agreement and the Transaction. Victory Capital and Amundi US provided documents and information in response to the requests from the Board and the Transaction Sub-Committee, as well as made presentations to, and responded to questions from, the Board and the Transaction Sub-Committee at various meetings. Prior to voting on the New Investment Advisory Agreement, the Independent Directors reviewed the Transaction and the New Investment Advisory Agreement with representatives of Amundi US and Victory Capital, counsel to the Fund and counsel to the Independent Directors. The Independent Directors also reviewed the Transaction and the New Investment Advisory Agreement with their counsel in private sessions at which no representatives of Amundi US, Victory Capital or counsel to the Fund were present.

The Board’s evaluation of the New Investment Advisory Agreement reflected the information provided specifically in connection with its review of the New Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the renewal of the Amundi US Investment Advisory Agreement at inperson meetings held on September 17, 2024 and at other Board meetings throughout the prior year.

Among other things, the Directors considered:

(i) that, in the Transaction, Amundi US would be contributed to Victory Capital in exchange for shares of Victory Capital Holdings issued to Amundi without Amundi becoming a controlling stockholder of Victory Capital Holdings, and that Victory Capital and Amundi would establish a longterm reciprocal distribution partnership;

(ii) representations by Victory Capital regarding the reputation, experience, financial strength and resources of Victory Capital and its investment franchises;

(iii) that Victory Capital has informed the Board that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment management, risk management, administrative, compliance, legal and other services;

(iv) that Victory Capital informed the Board that the portfolio managers of the Fund were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a planned Victory Capital investment franchise, managing the Fund using the same investment approach under which the Fund was previously managed, and the Board considered the historical investment performance record of the Fund under such investment approach;

(v) the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s legal and operational structure, risk management, administrative, legal, compliance and cybersecurity functions;

(vi) that the Fund’s contractual advisory fee rate would remain the same and would not increase by virtue of the New Investment Advisory Agreement;

(vii) the terms and conditions of the New Investment Advisory Agreement, including that the New Investment Advisory Agreement was substantially identical to the Amundi US Investment Advisory Agreement;

(viii) the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement;

(ix) that the Directors had recently approved the continuance of the Amundi US Investment Advisory Agreement with Amundi US at an inperson meeting held on September 17, 2024 and, in connection with the Directors’ review of the Amundi US Investment Advisory Agreement, received and considered full comparative fee and expense data;

(x) Victory Capital’s plans to propose to transition from certain of the Fund’s current service providers, including fund administration, to the Victory Funds’ service providers following the consummation of the Transaction

(xi) that Victory Capital had agreed with the Board that, for at least three years after the Transaction closes, Victory Capital would waive fees and/or reimburse expenses so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year at the time of the Transaction close, and that the contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount;

(xii) that Victory Capital did not expect to propose any changes to the investment objective(s) of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(xiii) that Victory Capital had acquired and integrated several investment management companies;

(xiv) the potential benefits to the stockholders of the Fund, including continuity of portfolio management and operating efficiencies due to the greater scale of Victory Capital that may be achieved from the Transaction;

(xv) that Victory Capital and Amundi would each derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered;

(xvi) that Victory Capital and Amundi had agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Fund; and

(xvii) that the Fund would not bear the costs of obtaining stockholder approval of the New Investment Advisory Agreement, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated. Certain of these considerations are discussed in more detail below.

The Directors also requested, obtained and considered the following information in connection with their evaluation of the Transaction and the New Investment Advisory Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the New Investment Advisory Agreement; and (ii) the Fund’s advisory fees and total expense ratios, the financial statements of Victory Capital, a profitability analysis provided by Victory Capital, and an analysis from Victory Capital as to possible economies of scale. The Directors further considered, materials provided in connection with their review of the Amundi US Investment Advisory Agreement, including, for the Fund, information regarding the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In addition, the Directors considered the information provided at regularly scheduled meetings throughout the year regarding the Fund’s performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings.

At the December 16, 2024, meeting, based on their evaluation of the information provided by Victory Capital and Amundi US, the Directors including the Independent Directors voting separately, approved the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund. In considering the New Investment Advisory Agreement for the Fund, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in their determinations. The Directors considered the same factors with respect to the Interim Investment Advisory Agreement for the Fund.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund and that were expected to be provided by Victory Capital to the Fund following the consummation of the Transaction, taking into account the investment objective(s) and principal investment strategies of the Fund.

The Board considered information provided by Victory Capital regarding its business and operating structure, scale of operations, leadership and reputation. The Board also considered the capabilities, resources, and personnel of Victory Capital, in order to determine whether Victory Capital was capable of providing the same level of investment management services provided to the Fund by Amundi US. The Board received information regarding Victory Capital’s plans to integrate Amundi US investment personnel into Victory Capital as members of Pioneer Investments, a Victory Capital investment franchise. The Board noted that it had considered the qualifications of the portfolio managers at Amundi US at its September 17, 2024 Meeting.

The Directors considered Victory Capital’s representation that there would be no change to the investment approach under which the Fund would be managed under the New Investment Advisory Agreement. The Board considered the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s compliance, risk management, cybersecurity and legal resources and personnel. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs, including information regarding the resources available to Victory Capital to provide the services specified under the New Investment Advisory Agreement. The Board also considered Victory Capital’s financial condition, and noted that Victory Capital was expected to be able to provide a high level of service to the Fund and continuously invest and re-invest in its investment management business. The Directors considered that Amundi US previously supervised and monitored the performance of the Fund’s service providers and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations, and considered the personnel and resources that Victory Capital proposed to provide with respect to such services. The Directors also considered that, as administrator, Amundi US was responsible for the administration of the Fund’s business and other affairs and that, post-Transaction, Victory Capital would be responsible for the administration of the Fund’s business and other affairs. The Directors considered that the fees Victory Capital would charge for administration services are higher than the fees that Amundi US received as reimbursement for services rendered, and considered Victory Capital’s explanation of the reasons for the differences in administration fees charged by Victory Capital and Amundi US as well as the expense limitation arrangements proposed to be implemented for the

Fund for at least three years following the completion of the Transaction. The Directors considered that the terms and conditions of the New Investment Advisory Agreement were substantially similar to the terms and conditions of the Amundi US Investment Advisory Agreement, except for different execution dates, effective dates and termination dates. The Directors considered that the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement.

The Directors received and considered information regarding the Victory Funds’ key service providers, including custody, transfer agency and administration service providers, the fees charged by such service providers as compared to the fees charged by the Fund’s current service providers, and Victory Capital’s plans to propose the transition from certain of the Fund’s current service providers to the Victory Funds’ service providers following the consummation of the Transaction.

The Directors considered that Victory Capital had advised the Board that, notwithstanding the above, the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment advisory, risk management, administrative, compliance, legal and other services, as a result of the Transaction. In that regard, the Directors considered the statements by representatives of Victory Capital that they did not foresee major changes in the day-to-day investment management operations of the Fund as a direct result of the Transaction, and also considered the risk management, legal and compliance services that Victory Capital would provide with respect to the Fund.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that are proposed to be provided by Victory Capital to the Fund would be satisfactory and consistent with the terms of the Investment Advisory Agreement.

Performance of the Fund

In considering the Fund’s performance, the Directors regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly considered the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discussed the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions factored into the Directors’ deliberations concerning the approval of the New Investment Advisory Agreement.

In addition, the Board considered that the Fund’s portfolio managers were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a Victory Capital investment franchise. The Board also considered that no changes were proposed to the Fund’s investment objective(s) or principal investment strategies in connection with the Transaction and the New Investment Advisory Agreement.

Advisory Fee and Expenses

The Directors noted that the advisory fee rate payable by the Fund was identical under the Amundi US Investment Advisory Agreement and the New Investment Advisory Agreement. The Directors considered information received in connection with the Directors’ consideration of the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 showing the fees and expenses of the Fund in comparison to the advisory fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s advisory fee (based on managed assets) for the Fund’s fiscal year ended March 31, 2024 was in the first quintile relative to the advisory fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common stock for the most recent fiscal year (both including and excluding investment-related expenses) was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Directors also considered Victory Capital’s contractual commitment under the expense limitation agreement to waive fees and/or reimburse expenses for at least three years after the closing of the Transaction, so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year, at the time the Transaction closes. The Directors considered that the expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount.

The Directors also considered that Victory Capital does not manage closedend funds except for the Pioneer closed-end funds.

The Directors concluded that the advisory fee payable by the Fund to Victory Capital under the New Investment Advisory Agreement was reasonable in relation to the nature and quality of the services to be provided by Victory Capital.

Profitability

The Directors considered information provided by Victory Capital regarding the estimated profitability of Victory Capital with respect to the advisory ervices proposed to be provided by Victory Capital to the Fund, including the methodology used by Victory Capital in allocating certain of its costs to the management of the Fund. The Directors also considered Victory Capital’s profit margins in connection with the overall operation of the Fund. The Board considered the investments Victory Capital expected to make to support and grow the Pioneer funds brand and the costs to integrate the Amundi US/Pioneer Funds business into Victory Capital. The Board also considered information regarding Victory Capital’s profit margins with respect to the funds it currently manages. The Board considered Victory Capital’s representation that the fully integrated Amundi US/Pioneer Funds business, including investments to support ongoing growth, was expected to have a positive impact on Victory Capital’s overall financial profitability. The Directors considered Victory Capital’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Victory Capital’s estimated profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Directors considered the extent to which Victory Capital may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Directors considered the other benefits that Victory Capital may enjoy from its relationship with the Fund. The Directors considered the character and amount of fees to be paid by the Fund, other than under the New Investment Advisory Agreement, for services to be provided by Victory Capital and its affiliates. The Directors further considered the revenues and profitability of Victory Capital’s businesses other than the Fund business. To the extent applicable, the Directors also considered the potential benefits to the Fund and to Victory Capital and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors noted that the completion of the Transaction would result in a long-term reciprocal distribution partnership between Amundi and Victory Capital, and that Victory Capital may benefit from Amundi’s ability to market the services of Victory Capital globally, including in an increase of the overall scale of Victory Capital. The Directors considered that the Transaction, if completed, would significantly increase Victory Capital’s assets under management and expand Victory Capital’s investment capabilities. The Directors considered that this increased size and diversification could facilitate Victory Capital’s continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. The Directors considered that Victory Capital and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition. The Directors concluded that any such benefits received by Victory Capital as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

VICTORY PORTFOLIOS IV

VICTORY VARIABLE INSURANCE FUNDS II

(together with their series portfolios, collectively, the “Open-End Funds”)

PIONEER FLOATING RATE FUND, INC.

PIONEER HIGH INCOME FUND, INC.

PIONEER DIVERSIFIED HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC.

PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC.

PIONEER ILS INTERVAL FUND

(COLLECTIVELY, THE “CLOSED-END FUNDS”)

(TOGETHER WITH THE OPEN-END FUNDS, COLLECTIVELY, THE “FUNDS”)

CODE OF CONDUCT

FOR PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

I.	Covered Officers/Purpose of the Code

A. This Code of Conduct (the “Code”) applies to the Principal Executive Officer and Principal Financial Officer of the Funds, and the “Covered Officers”, each of whom is set forth in Exhibit A, for the purpose of promoting:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

Full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Trusts;

3.	Compliance with applicable laws and governmental rules and regulations;

4.	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

5.	Accountability for adherence to the Code.

B. Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.	Covered Officers Should Handle Ethically Any Actual or Apparent Conflicts of Interest

A.

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his or her service to, the Trusts. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his or her position with the Trusts.

Certain conflicts of interest that could arise out of the relationships between Covered Officers and the Trusts already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Trusts because of their status as “affiliated persons” of the Trusts. The Trusts’ and their investment adviser’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts may arise or result from the contractual relationship between the Trusts and the investment adviser and the administrator, whose officers or employees also serve as Covered Officers. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Trusts or for the adviser or the administrator, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser, the administrator and the Trusts. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the adviser, the administrator and the Trusts and is consistent with the performance by the Covered Officers of their duties as officers of the Trusts. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by each Trust’s Board of Trustees (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act or the Investment Advisers Act. Section C describes the types of conflicts of interest that are covered under this Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

B.	Obligations of Covered Officers. Each Covered Officer must:

1.

Not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Trusts whereby the Covered Officer would benefit personally to the detriment of the Trusts;

2.	Not cause the Trusts to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Trusts;

3.

Report at least annually outside business affiliations or other relationships (e.g., officer, director, governor, trustee, part-time employment) other than his or her relationship to the Trusts, the investment adviser and the administrator.

C. Conflicts of interest. When a Covered Person becomes aware of a situation that could involve a conflict of interest, or that could reasonably be considered an appearance of a conflict of interest, the Covered Person should disclose this matter to the Chief Compliance Officer. For purposes of this Code, the Chief Compliance Officer shall be the Chief Compliance Officer of Victory Capital Management Inc. (“VCM”). Examples of these include:

1.	Service as a director on the board of any public or private company; The receipt, as an officer of the Trusts, of any gift in excess of $100;

2.

The receipt of any entertainment from any company with which the Trusts have current or prospective business dealings, unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

3.

Any ownership interest in, or any consulting or employment relationship with, any of the Trusts’ service providers, other than their investment adviser, principal underwriter, administrator or any affiliated person thereof;

4.

A direct or indirect financial interest in commissions, transaction charges or spreads paid by the Trusts for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

D. Conflicts of interest not specifically enumerated. It is impractical to attempt to list in this Code all possible situations that could result in a conflict of interest. If a proposed transaction, interest, personal activity, or investment raises any concerns, questions or doubts, a Covered Officer should consult with the Chief Compliance Officer before engaging in such transaction or investment or pursuing such interest or activity. The Chief Compliance Officer shall review the facts and circumstances of the actual or potential conflict of interest in accordance with Section IV of these Procedures.

III.	Disclosure and Compliance

A. Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Trusts.

B. Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Trusts to others, whether within or outside the Trusts, including to the Trusts’ Trustees and auditors, and to governmental regulators and self-regulatory organizations.

C. Each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Trusts, the adviser and the administrator with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Trusts file with, or submit to, the SEC and in other public communications made by the Trusts.

D. It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

A. Responsibilities and conduct. Each Covered Officer must

1.	Upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the appropriate Board that he or she has received, read, and understands the Code;

2.	Annually thereafter affirm to the appropriate Board that he or she has complied with the requirements of the Code;

3.	Not retaliate against any other Covered Officer or any employee of the Trusts or their affiliated persons for reports of potential violations that are made in good faith; and

4.	Notify the Chief Compliance Officer promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

B. Chief Compliance Officer. The Chief Compliance Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Based on its review, the Chief Compliance Officer shall advise the Covered Officer that the proposed transaction, investment, interest or activity: (i) would not violate this Code; (ii) would not violate this Code only if conducted in a particular manner and/or subject to certain conditions or safeguards; or (iii) would violate the Code and is, therefore, prohibited.

C. Waivers. A Covered Officer may request a waiver from a provision of this Code if there is a reasonable likelihood that a contemplated action would not involve an actual conflict of interest that this Code is designed to prevent. The Audit and Risk Oversight Committee of the Board (the “Committee”) shall review and act upon any request for a waiver from any provision of the Code. The Committee shall disclose any waiver from a provision of the Code to the extent required by SEC rules or any other policy of the Trusts or VCM.

D. Enforcing the Code of Conduct. The Trusts will adhere to the following procedures in investigating and enforcing this Code:

1.	The Chief Compliance Officer will take all appropriate action to investigate any potential violations reported to him or her;

2.	If, after such investigation, the Chief Compliance Officer believes that no violation has occurred, no further action is required;

3.	Any matter that the Chief Compliance Officer believes is a violation shall be reported to the Committee; and

4.

If the Committee concurs that a violation has occurred, it will inform the Board and make a recommendation of appropriate courses of action. The Board will consider and take appropriate action regarding the violation. The Board may among other things, notify VCM, the Trust’s administrator, or their Boards of Directors; recommend the assessment of a monetary penalty against the Covered Person; issue a formal written reprimand to, or recommend the dismissal of, the Covered Officer; require additional training by the violator; or recommend modifications to the Trust’s policies and procedures.

V.	Other Policies and Procedures

This Code shall be the sole code of conduct adopted by the Trusts for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies relating to that section. Insofar as other policies or procedures of the Trusts, the Trusts’ investment adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Codes of Ethics under Rule 17j-1 under the Investment Company Act, and any insider trading policies are separate policies of the Trusts, VCM, any sub-adviser or the principal underwriter that apply to the Covered Officers and others, and are not part of this Code.

VI.	Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) (the “Independent Trustees”). Any changes to this Code will, to the extent required, will be disclosed as provided by SEC rules.

VII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than officers and Trustees of the Trust, the Trusts’ investment adviser, administrator or sub-administrator, counsel to the Trusts or counsel to the Independent Trustees.

VIII.	Internal Use

The Code is intended solely for the internal use by the Trusts and does not constitute an admission, by or on behalf of the Trusts, as to any fact, circumstance, or legal conclusion.

Adopted: December 30 , 2024

Exhibit A

Persons Covered by this Code of Conduct

The Funds

Principal Executive Officer: Thomas Dusenberry, President

Principal Financial Officer: Carol D.Trevino, Treasurer

As of: April 1, 2025

Exhibit B

Acknowledgement

Pursuant to the requirements of the Code of Conduct adopted by the Funds, (the “Code”), I hereby acknowledge and affirm that I have received, read and understand the Code and agree to adhere to and abide by the letter and spirit of its provisions.

Signature:	/s/ Thomas Dusenberry
Print Name: Thomas Dusenberry
Date:	05/05/2025

Exhibit B

Acknowledgement

Pursuant to the requirements of the Code of Conduct adopted by the Funds, (the “Code”), I hereby acknowledge and affirm that I have received, read and understand the Code and agree to adhere to and abide by the letter and spirit of its provisions.

Signature:	/s/ Carol D.Trevino
Print Name: Carol D.Trevino
Date:	05/05/2025

Exhibit C

Annual Certification

Pursuant to the requirements of the Code of Conduct adopted by the Funds, (the “Code”), I hereby acknowledge and affirm that since the date of the last annual certification given pursuant to the Code, I have complied with all requirements of the Code.

Signature:	/s/ Carol D. Trevino
Print Name: Carol D. Trevino
Date:	05/05/2025

Exhibit C

Annual Certification

Pursuant to the requirements of the Code of Conduct adopted by the Funds, (the “Code”), I hereby acknowledge and affirm that since the date of the last annual certification given pursuant to the Code, I have complied with all requirements of the Code.

Signature:	/s/ Thomas Dusenberry
Print Name: Thomas Dusenberry
Date:	05/05/2025

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Additional information about the portfolio manager

Other accounts managed by the portfolio manager

The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2025. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
John (Jake) Crosby van Roden III	Other Registered Investment Companies	5	$2,231,426	N/A	N/A
	Other Pooled Investment Vehicles	0	$0	N/A	N/A
	Other Accounts	0	$0	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Manager” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

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A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

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A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

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A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

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If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio manager

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

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Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bloomberg Municipal Bond Index and the Bloomberg U.S. Municipal High Yield Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

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Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

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Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio manager

The following table indicates as of March 31, 2025 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
John (Jake) Crosby van Roden III	A

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Municipal High Income Advantage Fund, Inc.

By (Signature and Title)* /s/ Thomas Dusenberry

Thomas Dusenberry, President and Principal Executive Officer

Date June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas Dusenberry

Thomas Dusenberry, President and Principal Executive Officer

Date June 6, 2025

By (Signature and Title)* /s/ Carol D. Trevino

Carol D. Trevino, Treasurer Principal Financial Officer

Date June 6, 2025

*	Print the name and title of each signing officer under his or her signature.